PROSPECTUS

                                 MORGAN STANLEY
                               PRIME INCOME TRUST

     Morgan Stanley Prime Income Trust (the "Trust") is an investment company which seeks to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its objective through investment primarily in Senior Loans (as defined herein). Senior Loans are loans made to corporations, partnerships and other entities, which hold the most senior positions in a borrower's capital structure. The Senior Loans in which the Trust invests are secured by collateral that the Investment Adviser believes to have a market value at the time of the loan that equals or exceeds the amount of the Senior Loan.

     The interest rate on Senior Loans generally will float or reset at a specified level above a generally recognized base lending rate such as the Prime Rate or LIBOR.

     Shares of the Trust are continuously offered at a price equal to the then current net asset value per share without an initial sales charge.

     Shares are not redeemable and there is no secondary market for the Shares. The Trust conducts monthly repurchase offers of between 5% and 25% and currently intends to make monthly repurchase offers of 5% (although one or more monthly repurchase offers may be for more than 5% provided that the aggregate percentage of Shares subject to repurchase in any three-month period does not exceed 25%) of its outstanding Shares at the then current net asset value per share. The repurchase request deadline is the third Friday of each month (or the preceding business day if such third Friday is not a business day) in which the repurchase offer ends. The repurchase price is the Trust's net asset value as determined after the close of business on the repurchase pricing date, and the repurchase pricing date is normally the same as the repurchase request deadline. The Trust generally pays repurchase proceeds by the third business day after the repurchase pricing date, but no later than seven days after the repurchase request deadline. Shares repurchased that were held for less than four years are generally subject to an early withdrawal charge of up to 3% of the original purchase price.

     Investment in the Trust involves a variety of risks which you should consider prior to investment. See "Risk Factors."

     This Prospectus sets forth the information you should know before investing in the Trust. It should be read and retained for future reference. Additional information about the Trust, including a Statement of Additional Information, dated December 29, 2006, the Trust's Annual and Semiannual Reports, have been filed with the Securities and Exchange Commission. This information is available upon written or oral request without charge from our web site at www.morganstanley.com. You may also obtain a copy of any of these materials, request other information about the Trust and make other inquiries by calling the telephone number listed on this page. The Trust's Statement of Additional Information, a table of contents for which is included on page 38 of this prospectus, is incorporated herein by reference. The Securities and Exchange Commission maintains a web site at http://www.sec.gov that contains the Trust's Statement of Additional Information, material incorporated by reference and other information about the Trust.

     Morgan Stanley Investment Advisors Inc. is the Investment Adviser to the Trust. The address of the Trust is 1221 Avenue of the Americas, New York, New York 10020. The Trust's telephone number is (800) 869-NEWS. You should read this Prospectus carefully before investing.

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  PRICE TO                      PROCEEDS TO
                                 PUBLIC (1)   SALES LOAD (1)    THE TRUST (2)
--------------------------------------------------------------------------------
PER SHARE                          $9.03          None          $1,160,980,032
TOTAL (2)                          $9.03          None          $1,160,980,032
================================================================================

                                           (See footnotes on inside front cover)

                                   ----------

                        MORGAN STANLEY DISTRIBUTORS INC.

December 29, 2006

(FOOTNOTES TO TABLE ON FRONT COVER)

(1) THE SHARES ARE OFFERED ON A BEST EFFORTS BASIS AT A PRICE EQUAL TO THE NET ASSET VALUE PER SHARE, WHICH AS OF THE DATE OF THE PROSPECTUS IS $9.03.

(2) ASSUMING ALL SHARES CURRENTLY REGISTERED ARE SOLD PURSUANT TO THIS CONTINUOUS OFFERING AT A PRICE OF $9.03 PER SHARE. THE TRUST COMMENCED OPERATIONS ON NOVEMBER 30, 1989, FOLLOWING COMPLETION OF A FIRM COMMITMENT UNDERWRITING FOR 10,921,751 SHARES, WITH NET PROCEEDS TO THE TRUST OF $109,217,510. THE TRUST COMMENCED THE CONTINUOUS OFFERING OF ITS SHARES ON DECEMBER 4, 1989.

     NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE PRINCIPAL UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                   ----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Summary of Trust Expenses                                                      3
Prospectus Summary                                                             4
Financial Highlights                                                           9
The Trust and its Adviser                                                     10
Investment Objective and Policies                                             10
Risk Factors                                                                  15
Investment Practices                                                          20
Investment Advisory Agreement                                                 25
Administrator and Administration Agreement                                    26
Share Repurchases and Tenders                                                 27
Purchase of Shares                                                            32
Description of Shares                                                         33
Dividends and Distributions                                                   35
Tax Consequences                                                              35
Legal Counsel                                                                 36
Custodian, Dividend Disbursing and Transfer Agent                             36
Experts                                                                       37
Additional Information                                                        37
Table of Contents of the Statement of Additional Information                  38

SUMMARY OF TRUST EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Trust. Certain expenses may be charged an order processing fee by the broker-dealer through which shares are purchased as described below.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------

Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Early Withdrawal Charge                            3.0%*
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Investment Advisory Fees                          0.87%
Interest Payments on Borrowed Funds               None
Sum of Other Expenses                             0.39%
Total Annual Expenses                             1.26%


* An early withdrawal charge is imposed on repurchases at the following declining rates:


                                          EARLY WITHDRAWAL
                   YEAR AFTER PURCHASE        CHARGE
                   --------------------   ----------------
                   First                        3.0%
                   Second                       2.5%
                   Third                        2.0%
                   Fourth                       1.0%
                   Fifth and thereafter         None


EXAMPLE                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                                        ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) tender at the end of
each time period:                                                $43      $60       $69       $152
You would pay the following expenses on the same investment,
assuming no repurchase                                           $13      $40       $69       $152


----------

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE TRUST MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For a more complete description of these costs and expenses, see the cover page of this PROSPECTUS and "Investment Advisory Agreement," "Administrator and Administration Agreement" and "Share Repurchases and Tenders--Early Withdrawal Charge" in this PROSPECTUS.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client purchases or tenders shares of the Trust. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

                               PROSPECTUS SUMMARY

     KEY INFORMATION ABOUT THE TRUST IS SUMMARIZED BELOW. YOU SHOULD READ IT IN LIGHT OF THE MORE DETAILED INFORMATION SET FORTH LATER IN THIS PROSPECTUS.

PURCHASE OF SHARES               Shares of the Trust are continuously offered
                                 for sale at the then net asset value per share without an initial sales charge. The minimum initial investment in the Trust is $1,000.
                                 Subsequent investments must be at least $100.
                                 Shares may be purchased through Morgan Stanley
                                 DW and other selected broker-dealers.

INVESTMENT OBJECTIVE AND
POLICIES The investment objective of the Trust is to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its objective through investment primarily in Senior Loans. There is no assurance that the Trust will achieve this objective.

                                 Senior Loans are loans made to corporations, partnerships and other entities, which hold the most senior position in a borrower's capital structure. The Senior Loans in which the Trust invests are secured by collateral that the Investment Adviser believes to have a market value at the time of the loan which equals or exceeds the amount of the Senior Loan. The interest rate on Senior Loans generally will float or reset at a specified level above a generally recognized base lending rate such as the prime rate quoted by a major U.S. bank ("Prime Rate") or the London Inter-Bank Offered Rate ("LIBOR").

                                 The Trust invests, under normal market
                                 conditions, at least 80% of its total assets in Senior Loans. The Trust may invest up to the remaining 20% of its total assets in cash or short-term high quality money market instruments, credit linked deposits, junior debt securities or securities with a lien on collateral that is lower than a senior claim on collateral (collectively, "junior debt securities"), and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral.

                                 The Trust's investments in high quality debt securities will have remaining maturities of one year or less, although it is anticipated that the high quality debt securities in which the Trust invests will normally have remaining maturities of 60 days or less. Such securities may include commercial paper rated at least in the top two rating categories of either Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investor Service Inc. ("Moody's"), or unrated commercial paper considered by the Investment Adviser to be of similar quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. High quality debt securities and cash may comprise up to 100% of the Trust's total assets during temporary defensive periods when, in the opinion of the

                                 Investment Adviser, suitable Senior Loans are not available for investment by the Trust or prevailing market or economic conditions warrant.

                                 Senior Loans in which the Trust may invest typically are originated, negotiated and structured by a syndicate of lenders ("Lenders") and administered on behalf of the Lenders by an agent bank ("Agent"). The terms of the loan are set forth in a loan agreement (the "Loan Agreement"). The Trust may acquire such syndicated Senior Loans ("Syndicated Loans") in one of three ways: (i) it may act as a Lender; (ii) it may acquire an Assignment; or
                                 (iii) it may acquire a Participation. Senior
                                 Loans also may take the form of debt
                                 obligations of Borrowers issued directly to investors in the form of debt securities ("Senior Notes").

                                 An Assignment is a sale by a Lender or other third party of its rights in a Senior Loan. Generally, when the Trust purchases an Assignment, it obtains all of the rights of a Lender. In some cases, however, the Assignment may be of a more limited nature and the Trust may have no contractual relationship with the Borrower. In such instances, the Trust would be required to rely on the Lender or other third party from which it acquired the Assignment to demand payment and enforce its rights under the Senior Loan.

                                 A Participation is an interest in a Senior Loan acquired from a Lender or other third party (the "Selling Participant"). Payment of principal and interest received by the Selling Participant are passed through to the holder of the Participation. When the Trust acquires a Participation it will have a contractual relationship with the Selling Participant but not the Borrower. As a result, the Trust assumes the credit risk of the Borrower, the Selling Participant and any other prior Selling Participant.

HEDGING AND RISK
MANAGEMENT TRANSACTIONS          The Trust may enter into various interest rate
                                 hedging and risk management transactions, including interest rate swaps, caps and floors, credit default swaps, financial futures and options, primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. The Trust does not intend to engage in such transactions for speculative or other non-hedging purposes, except as later described in this Prospectus under "Investment Objective and Policies."

STRUCTURED PRODUCTS              The Trust may invest up to 10% of its total
                                 assets in structured notes, credit default swaps or other types of structured investments
                                 (referred to collectively as "structured products."

INVESTMENT ADVISER               Morgan Stanley Investment Advisors Inc.
                                 ("Morgan Stanley Investment Advisors" or the
                                 "Investment Adviser") is the Trust's Investment
                                 Adviser.

                                 The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.


                                 The Investment Adviser and its wholly owned subsidiary, Morgan Stanley Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 76 investment companies, 17 of which are listed on the New York Stock Exchange, with combined assets of approximately $70 billion as of November 30, 2006.


ADVISORY FEE                     The Trust pays the Investment Adviser an
                                 advisory fee calculated at an annual rate of 0.90% of average daily net assets on assets of the Trust up to $500 million, at an annual rate of 0.85% of average daily net assets on assets of the Trust exceeding $500 million up to $1.5 billion, at an annual rate of 0.825% of average daily net assets on assets of the Trust exceeding $1.5 billion up to $2.5 billion, at an annual rate of 0.80% of average daily net assets on assets of the Trust exceeding $2.5 billion up to $3.0 billion and at an annual rate of 0.775% of average daily net assets on assets of the Trust exceeding $3.0 billion.

ADMINISTRATOR                    Morgan Stanley Services Company Inc. ("Morgan
                                 Stanley Services" or the "Administrator"), a wholly-owned subsidiary of Morgan Stanley
                                 Investment Advisors, is the Administrator of the Trust. See "Administrator and
                                 Administration Agreement" and "Purchase of
                                 Shares."

ADMINISTRATION FEE               The Trust pays the Administrator a monthly fee
                                 at an annual rate of 0.25% of the Trust's daily net assets. See "Administrator and
                                 Administration Agreement."

DIVIDENDS AND
DISTRIBUTIONS                    Income dividends are declared daily and paid
                                 monthly. Dividends and distributions to holders of Shares cannot be assured, and the amount of each monthly payment may vary. Capital gains, if any, will be distributed at least annually.
                                 All dividends and capital gains distributions will be reinvested automatically in additional
                                 Shares, unless you elect to receive cash distributions. See "Dividends and
                                 Distributions" and "Tax Consequences."

SHARE REPURCHASES AND
TENDERS The Trust has a fundamental policy whereby it has committed to make monthly offers to repurchase Shares of the Trust. In order to provide liquidity to shareholders, the Trust makes monthly offers to repurchase between 5% and 25% and currently intends to make monthly offers to repurchase 5% (although one or more monthly repurchase offers may be for more than 5% provided that the aggregate percentage of Shares subject to repurchase in any three-month period does not exceed 25%) of its outstanding Shares at the then current net asset value, subject to certain conditions. The Trust began making monthly repurchase offers beginning in November 2006.

                                 The repurchase request deadline is the third
                                 Friday of each month (or the preceding business day if such third Friday is not a business day) in which a repurchase offer ends. The repurchase price is the Trust's net asset value as determined after the close of business on the repurchase pricing date. Under normal circumstances, the Trust expects that the repurchase pricing date will be the repurchase request deadline. The Trust generally pays repurchase proceeds by the third business day after the repurchase pricing date, and, in any event, pays such proceeds within seven days after the repurchase request deadline. Additionally, payment must be made at least five business days before notification of the next repurchase offer.

                                 Except in certain limited circumstances
                                 described in this Prospectus, an early
                                 withdrawal charge payable to the Investment
                                 Adviser of up to 3.0% of the original purchase price of such Shares will be imposed on most Shares repurchased that have been held for four years or less. The Trust may borrow to finance repurchase offers.

CUSTODIAN                        The Bank of New York serves as Custodian of the
                                 Trust's assets. See "Custodian, Dividend
                                 Disbursing and Transfer Agent."

RISK FACTORS                     An investment in the Trust involves a number of
                                 risks. The Borrower, under a Senior Loan, may fail to make scheduled payments of principal and interest, which could result in a decline in net asset value and a reduction of the Trust's yield. While each Senior Loan will be collateralized, there is no guarantee that the collateral securing a Senior Loan will be sufficient to protect the Trust against losses or a decline in income in the event of a Borrower's non-payment of principal and/or interest. The Trust may invest in Senior Loans made in connection with leveraged buyout transactions, recapitalizations and other highly leveraged transactions. These types of Senior Loans are subject to greater risks than are other Senior Loans in which the Trust may invest. Senior Loans are not traded on an exchange, nor is there any regular secondary market. Due to the illiquidity of Senior Loans, the Trust may not be able to dispose of its investment in Senior Loans in a timely fashion and at a fair price. The Trust may invest in Senior Loans made to non-U.S. borrowers, provided the Senior Loans are U.S.
                                 dollar-denominated. Loans to non-U.S. borrowers involve a variety of risks not present in the case of Senior Loans to U.S. borrowers.

                                 A substantial portion of the Senior Loans in which the Trust invests may be rated by a national statistical rating organization below investment grade. Debt securities rated below investment grade are viewed by rating agencies as having speculative characteristics and are commonly known as "junk bonds."

                                 An investment in the Shares should be
                                 considered illiquid. There is no secondary market for the Shares and none is expected to develop.

                                 Junior debt securities have a subordinate claim on a Borrower's assets as compared to Senior Loans. As a result, the values of junior debt securities generally are more dependent on the financial condition of a Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities, and may be more volatile than those of Senior Loans, thus increasing the volatility of the Trust's net asset value. Additionally, any investments in loans that are not secured by any specific collateral involve a greater risk of loss.

                                 The above risks and others to which the Trust is subject are discussed in greater detail under the heading "Risk Factors."


ANTI-TAKEOVER PROVISIONS         The Trust's Declaration of Trust includes
                                 anti-takeover provisions. These include the requirement for a 66% shareholder vote to remove Trustees and for certain mergers, consolidations and issuances of Shares. These provisions could have the effect of limiting the ability of other persons or entities to acquire control of the Trust and of depriving holders of Shares of an opportunity to sell their Shares at a premium above prevailing market prices by discouraging a third party from seeking to obtain control of the Trust.
                                 See "Description of Shares--Anti-Takeover
                                 Provisions."

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Trust's financial performance for the periods indicated. Certain information reflects financial results for a single Trust share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions).

     This information has been audited by Deloitte & Touche LLP, the Trust's independent registered public accounting firm, whose report, along with the Trust's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION which is available upon request.

                                                                    FOR THE YEAR ENDED SEPTEMBER 30,
                                       -----------------------------------------------------------------------------------------
                                        2006     2005     2004     2003       2002     2001     2000     1999     1998     1997
                                       ------   ------   ------   ------     ------   ------   ------   ------   ------   ------
SELECTED PER SHARE DATA:
Net asset value, beginning of period   $ 9.12   $ 9.02   $ 8.59   $ 8.01     $ 8.62   $ 9.72   $ 9.87   $ 9.91   $ 9.95   $ 9.94
                                       ------   ------   ------   ------     ------   ------   ------   ------   ------   ------
Income (loss) from investment
   operations:
   Net investment income                 0.59     0.41     0.34     0.38       0.45     0.69     0.82     0.70     0.71     0.75
   Net realized and unrealized gain
      (loss)                            (0.08)    0.10     0.47     0.58      (0.64)   (1.11)   (0.16)   (0.05)   (0.03)      --
                                       ------   ------   ------   ------     ------   ------   ------   ------   ------   ------
Total income (loss) from investment
   operations                            0.51     0.51     0.81     0.96      (0.19)   (0.42)    0.66     0.65     0.68     0.75
                                       ------   ------   ------   ------     ------   ------   ------   ------   ------   ------
Less dividends from net investment
   income                               (0.59)   (0.41)   (0.38)   (0.38)     (0.42)   (0.68)   (0.81)   (0.69)   (0.72)   (0.74)
                                       ------   ------   ------   ------     ------   ------   ------   ------   ------   ------
Net asset value, end of period         $ 9.04   $ 9.12   $ 9.02   $ 8.59     $ 8.01   $ 8.62   $ 9.72   $ 9.87   $ 9.91   $ 9.95
                                       ======   ======   ======   ======     ======   ======   ======   ======   ======   ======
TOTAL RETURN+                            5.74%    5.74%    9.65%   12.31%     (2.30)%  (4.54)%   6.87%    6.72%    7.14%    7.78%
RATIOS TO AVERAGE NET ASSETS:
   Total expenses (before expense
      offset)                            1.26%    1.30%    1.32%    1.36%(1)   1.29%    1.20%    1.21%    1.22%    1.29%    1.40%
   Net investment income                 6.50%    4.45%    3.75%    4.45%      5.15%    7.53%    8.26%    7.02%    7.17%    7.53%
SUPPLEMENTAL DATA:
   Net assets, end of period, in
      millions                         $1,133   $1,068   $1,116   $1,166     $1,378   $2,195   $2,884   $2,514   $1,997   $1,345
   Portfolio turnover rate                 62%      76%      94%      49%        27%      29%      45%      44%      68%      86%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.

(1)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

THE TRUST AND ITS ADVISER

     The Trust is a closed-end management investment company whose investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its objective through investment primarily in senior collateralized loans ("Senior Loans") to corporations and other entities ("Borrowers"). No assurance can be given that the Trust will achieve its investment objective. The Trust is designed primarily for long-term investment and not as a trading vehicle.

     An investment in Shares may offer several benefits. The Trust offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Loans, a type of investment typically not available to individual investors. In managing such a portfolio, the Investment Adviser provides the Trust and its shareholders with professional credit analysis and portfolio diversification. The Trust also relieves the investor of burdensome administrative details involved in managing a portfolio of Senior Loans, even if they were available to individual investors. Such benefits are at least partially offset by the expenses involved in operating an investment company, which consist primarily of management and administrative fees and operational costs. See "Investment Advisory Agreement" and "Administrator and Administration Agreement."


     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to 76 investment companies, 17 of which are listed on the New York Stock Exchange ("NYSE"), with combined assets of approximately $70 billion at November 30, 2006.


     The Trust is managed within the Senior Loan team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Trust's portfolio are Howard Tiffen, a Managing Director of the Investment Adviser, and Jinny Kim, an Executive Director of the Investment Adviser.

     Mr. Tiffen has been associated with the Investment Adviser in an investment management capacity since December 1999 and began managing the Trust in January 2004. Ms. Kim has been associated with the Investment Adviser in an investment management capacity since December 1999 and began managing the Trust in June 2005.

     The STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Trust.

INVESTMENT OBJECTIVE AND POLICIES

     The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its objective through investment primarily in Senior Loans. Senior Loans in which the Trust will invest generally pay interest at rates which float or are reset at a margin above a generally recognized base lending rate. These base lending rates are the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to creditworthy borrowers. LIBOR is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar-denominated deposits for a specified period of time. The CD rate is the average rate paid on large certificates of deposit traded in the secondary market. An investment in the Trust may not

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be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Trust will achieve its investment objective.

     Under normal market conditions, the Trust will invest at least 80% of its total assets in Senior Loans. The Trust currently intends to limit its investments in Senior Notes to no more than 20% of its total assets. The Trust may invest up to the remaining 20% of its total assets in cash or high quality debt securities, credit linked deposits, junior debt securities, and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral. The Trust's investments in high quality debt securities will have remaining maturities of one year or less, although it is anticipated that the high quality debt securities in which the Trust invests will normally have remaining maturities of 60 days or less. Such securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's or unrated commercial paper considered by the Investment Adviser to be of similar quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. High quality debt securities and cash may comprise up to 100% of the Trust's total assets during temporary defensive periods when, in the opinion of the Investment Adviser, suitable Senior Loans are not available for investment by the Trust or prevailing market or economic conditions warrant.

     The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that at least 80% of the Trust's total assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly or quarterly. As a result of prepayments and amortization, however, it is expected that the actual maturities of Syndicated Loans will be approximately three to four years and of Senior Notes approximately six to seven years. The Senior Loans in the Trust's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less.

     The Senior Loans in which the Trust will invest will consist primarily of direct obligations of a Borrower undertaken to finance the growth of the Borrower's business or to finance a capital restructuring. Such loans may include "leveraged buy-out" loans which are made to a Borrower for the purpose of acquiring ownership control of another company, whether as a purchase of equity or of assets or for a leveraged reorganization of the Borrower with no change in ownership. The Trust may invest in Senior Loans which are made to non-U.S. Borrowers, provided that the loans are U.S. dollar-denominated and any such Borrower meets the credit standards established by the Investment Adviser for U.S. Borrowers.

     Senior Loans hold the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower (i.e., have equal claims to the Borrower's assets). In order to borrow money pursuant to Senior Loans, a Borrower will frequently pledge as collateral its assets, including, but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. A Loan Agreement may also require the Borrower to pledge additional collateral in the event that the value of the collateral falls. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Each Senior Loan in which the Trust will invest will be secured by collateral which the Investment Adviser believes to have a market value, at the time of acquisition of the Senior Loan, which equals or exceeds the principal amount of the Senior Loan. The value of such collateral generally will be determined by an independent appraisal and/or other information regarding the collateral furnished by the Agent. Such information will generally include


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appraisals in the case of assets such as real estate, buildings and equipment, audits in the case of inventory and analyses (based upon, among other things, investment bankers' opinions, fairness opinions and relevant transactions in the marketplace) in the case of other kinds of collateral. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants contained in a Loan Agreement may include mandatory prepayment provisions arising from excess cash flow and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments.

     Nationally recognized rating agencies have begun assigning ratings to an increasing number of Senior Loans and a substantial portion of the Trust's investments in Senior Loans may be rated below investment grade. Debt securities rated below investment grade are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." While the Investment Adviser may consider such ratings when determining whether to invest in a Senior Loan, it does not view ratings as a determinative factor in its investment decisions. Rather, the Investment Adviser will perform its own credit analysis of the Borrower and will consider, and may rely in part on, the analyses performed by Lenders other than the Trust. The Trust will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Investment Adviser, demonstrates the ability to meet debt service in a timely manner (taking into consideration the Borrower's capital structure, liquidity and historical and projected cash flow) and where the Investment Adviser believes that the market value of the collateral at the time of investment equals or exceeds the amount of the Senior Loan. The Investment Adviser will also consider the following characteristics: the operating history, competitive position and management of the Borrower; the business outlook of the Borrower's industry; the terms of the Loan Agreement (e.g., the nature of the covenants, interest rate and fees and prepayment conditions); whether the Trust will purchase an Assignment, Participation or act as a lender originating a Senior Loan; and the creditworthiness of and quality of service provided by the Agent and any Selling Participant or Intermediate Participants.

     Senior Loans typically are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more of such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank that originates the Senior Loan and the person that invites other parties to join the lending syndicate, typically will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

     The Trust may invest in Senior Loans in the following ways: (i) it may purchase Participations, (ii) it may purchase Assignments of a portion of a Senior Loan, or (iii) it may act as one of the group of Lenders originating a Senior Loan.

     When the Trust is a Lender, or assumes all of the rights of a Lender through an Assignment, it will, as a party to the Loan Agreement, have a direct contractual relationship with the Borrower and may enforce compliance by the Borrower with the terms of the Loan Agreement. Lenders also have voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

     A Participation may be acquired from an Agent, a Lender or any other holder of a Participation ("Selling Participant"). Investment by the Trust in a Participation typically will result in the Trust having a contractual relationship only with the Selling Participant, not with the Borrower or any other entities interpositioned between the Trust and the Borrower ("Intermediate Participants"). The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Selling Participant and only upon receipt by such Selling Participant of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to funds acquired by other Lenders through set-off against the Borrower, and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of the Borrower, the Selling Participant and any Intermediate Participants. In the event of the insolvency of the Selling Participant or any Intermediate Participant, the Trust may be treated as a general creditor of such entity and may be adversely affected by any set-off between such entity and the Borrower. The Trust will acquire Participations only if the Selling Participant and any Intermediate Participant is a commercial bank or other financial institution with an investment grade long-term debt rating from either S&P (rated BBB or higher) or Moody's (rated Baa or higher), or with outstanding commercial paper rated at least in the top two rating categories of either of such rating agencies (at least A-2 by S&P or at least Prime-2 by Moody's) or, if such long-term debt and commercial paper are unrated, with long-term debt or commercial paper believed by the Investment Adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured, although debt rated Baa by Moody's is considered to have speculative characteristics. Commercial paper rated A-2 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be strong, and issues of commercial paper rated Prime-2 by Moody's are considered by Moody's to have a strong capacity for repayment of senior short-term debt obligations.

     The Trust may also purchase Assignments from Lenders and other third parties. The purchaser of an Assignment typically succeeds to all the rights of the Lender or other third party whose interest is being assigned, but it may not be a party to the Loan Agreement and may be required to rely on such Lender or other third party to demand payment and enforce its rights against the Borrower. Assignments are arranged through private negotiations between potential assignors and potential assignees; consequently, the rights and obligations acquired by the purchaser of an Assignment may differ from and be more limited than those held by the assignor.

     In determining whether to purchase Participations or Assignments or act as one of a group of Lenders, the Investment Adviser will consider the availability of each of these forms of investments in Senior Loans, the terms of the Loan Agreement and, in the case of Participations, the creditworthiness of the Selling Participant and any Intermediate Participants.

     The Trust may invest in Senior Notes, which are Senior Loans that take the form of debt obligations of Borrowers issued directly to investors.

     In connection with the purchase of interests in Senior Loans, the Trust may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Trust's purchase of interests in Senior Loans.


                                       13

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     The investment objective of the Trust and its policy to invest, under normal market conditions, at least 80% of its total assets in Senior Loans, are fundamental policies of the Trust and may not be changed without the approval of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act of 1940, as amended ("Investment Company Act"). Such a majority is defined as the lesser of (i) 67% or more of the Trust's Shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Trust. Except as otherwise specified, all other investment policies of the Trust are not fundamental and may be changed by the Board of Trustees without shareholder approval.

     The Trust may be required to pay and may receive various fees in connection with purchasing, selling and holding interests in Senior Loans. When the Trust buys an interest in a Senior Loan, it may receive a facility fee, which is a fee paid to Lenders upon origination of a Senior Loan and/or a commitment fee which is a fee paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty on the prepayment of a Senior Loan by a Borrower. When the Trust sells an interest in a Senior Loan it may be required to pay fees to the purchaser of the interest. The extent to which the Trust will be entitled to receive or be required to pay such fees will generally be a matter of negotiation between the Trust and the party selling to or purchasing from the Trust. The Investment Adviser currently anticipates that the Trust will continue to receive and/or pay fees in a majority of the transactions involving Senior Loans.

     Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances. The Trust will maintain a segregated account on its books in which it will maintain cash or high quality debt securities equal in value to its commitments to make such additional loans. The Trust intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

     The Trust may invest up to 10% of its total assets in structured products to enhance the yield on its portfolio or to increase income available for distribution or for other non-hedging purposes. A structured note is a derivative security that has one or more special features, such as an interest rate based on a spread over an index or a benchmark interest rate, or other reference indicator, that may or may not correlate to the total rate of return on one or more underlying investments (such as Senior Loans) referenced in such notes. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for a payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas the seller of a credit default swap is said to sell protection. When the Trust buys a credit default swap, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein, see also "Investment Practices--Hedging and Risk Management Transactions." When the Trust sells a credit default swap, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging purposes, and the Trust is subject to the 10% limitation described herein on structured products.

     Generally, structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of


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restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

     Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Trust will use structured notes consistent with its investment objectives and policies.

     Structured products where the rate of return is determined by reference to a Senior Loan or Senior Note will be treated as Senior Loan for purposes of the Trust's policy of normally investing at least 80% of its total assets in Senior Loans.

RISK FACTORS

GENERAL

     The Trust invests primarily in Senior Loans on which the interest rate is periodically adjusted in response to interest rate changes on short-term investments. This policy should result in a net asset value which fluctuates less than would a portfolio consisting primarily of fixed-rate obligations. A number of factors may, however, cause a decline in net asset value, including a default on a Senior Loan, a material deterioration of a Borrower's perceived or actual credit worthiness and/or an increase in interest rates not immediately reflected in the interest rate payable on Senior Loans. A sudden and extreme increase in interest rates is particularly likely to cause a decline in net asset value. Also, a change in the manner in which interest rates on Senior Loans are set (e.g., interest rates are set at a higher or lower margin above the Prime Rate, LIBOR or other base lending rate) or other changes in pricing parameters for Senior Loans, may also cause the Trust's net asset value to fluctuate. In addition, at any time there may be a limited supply of Senior Loans, which may adversely affect the Trust's performance.

ILLIQUIDITY OF SHARES

     An investment in the Shares should be considered illiquid. There is no secondary market for the Shares and none is expected to develop.

CREDIT RISK

     Senior Loans are subject to credit risk. Credit risk is the risk that the Borrower will fail to make timely payments of principal and/or interest. The nonreceipt of scheduled payments of principal or interest, either because of a default, bankruptcy or other reason, could result in a reduction of the Trust's yield and a decline in net asset value.

     The Trust may invest in Senior Loans made in connection with leveraged buyout transactions, recapitalizations and other highly leveraged transactions. These types of Senior Loans are subject to greater risks than are other kinds of Senior Loans in which the Trust may invest. The value of such loans may also be subject to a greater degree of volatility in response to interest rate fluctuations.

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     The Investment Adviser will invest only in Senior Loans secured by collateral with a value (at the time of acquisition), in its view, of at least equal to the amount of the Senior Loan. There is no guarantee, however, that the collateral securing a Senior Loan will be sufficient to protect the Trust against losses or a decline in income in the event of the Borrower's nonpayment of principal and/or interest. For example, the value of the collateral could, subsequent to the Trust's investment in the Senior Loan, decline below the amount of the Senior Loan. In addition, it may not be possible to liquidate the collateral promptly. Also, in the event that a Borrower declares bankruptcy, a court could invalidate the Trust's security interest in the loan collateral, or subordinate the Trust's rights under the Senior Loan to other creditors of the Borrower. In addition, in the event of an out of court restructuring, the Trust's security interest in the loan collateral or rights under the Senior Loan with respect to other creditors may be subordinated.

LOWER-RATED SECURITIES

     A substantial portion of the Senior Loans in which the Trust invests may be rated by a national statistical rating organization below investment grade, or if unrated, of comparable quality. Debt securities rated below investment grade, or if unrated, of comparable quality, are commonly referred to as "junk bonds." Junk bonds are regarded by the rating agencies as having speculative characteristics. The prices of junk bonds are more sensitive to negative corporate developments such as a decline in profits or adverse economic conditions such as a recession than are the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Trust may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of lower-rated securities and a corresponding volatility in the Trust's net asset value.

LIMITED PUBLIC INFORMATION

     The amount of public information available with respect to Senior Loans will generally be less extensive than that available for securities registered with the Securities and Exchange Commission ("SEC") and/or listed on a national securities exchange. As a result, the performance of the Trust and its ability to meet its investment objective is more dependent upon the analytical ability of the Investment Adviser than would be the case for an investment company that invests primarily in registered and/or exchange listed securities.

ILLIQUIDITY OF SENIOR LOANS

     Senior Loans may be transferable among financial institutions, however, they do not, at present, have the liquidity of conventional debt securities and are often subject to restrictions on resale. For example, bank approval is often required for the resale of interests in Senior Loans. Due to the illiquidity of Senior Loans the Trust may not be able to dispose of its investments in Senior Loans in a timely fashion and at a fair price. The inability to do so could result in losses to the Trust.

RELIANCE UPON AGENT

     An Agent typically administers a Senior Loan and is responsible for the collection of principal and interest payments from the Borrower. The Trust will generally rely on the Agent to collect and to transmit to the Trust its portion of the payments on the Senior Loan. The Trust also generally will rely on the Agent to monitor compliance by the Borrower with the terms of the Loan Agreement and to notify the Trust of any adverse change in the Borrower's financial condition or any declaration of insolvency. In addition, the Trust will rely on the Agent to use appropriate creditor remedies against the Borrower in the event of a default. Accordingly, the Trust's success may be dependent in part upon the skill of Agents in administering the terms of Loan Agreements, monitoring Borrower compliance, collecting principal, interest and fee payments from Borrowers and, where necessary, enforcing creditor remedies against Borrowers.

     The Agent's appointment may be terminated if the Agent becomes insolvent, goes into bankruptcy, or has a receiver, conservator or similar official appointed for it by the appropriate bank regulatory authority. In such event, a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if assets held by the Agent for the benefit of the Trust were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent's general or secured creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower's bankruptcy or insolvency, the Borrower's obligation to repay the Senior Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

PARTICIPATIONS

     The Trust may invest in Participations. Because the holder of a Participation generally has no contractual relationship with the Borrower, the Trust will have to rely upon a Selling Participant and/or Intermediate Participant to pursue appropriate remedies against a Borrower in the event of a default. As a result, the Trust may be subject to delays, expenses and risks that are greater than those that would be involved if the Trust could enforce its rights directly against the Borrower or through the Agent.

     A Participation also involves the risks that the Trust may be regarded as a creditor of a Selling Participant and/or Intermediate Participant rather than of the Borrower. If so, the Trust would be subject to the risk that a Selling Participant may become insolvent.

PREPAYMENTS

     The Borrower of a Senior Loan, in some cases, may prepay the Senior Loan. Prepayments could adversely affect the Trust's yield to the extent that the Trust is unable to reinvest promptly payments in Senior Loans or if such prepayments were made during a period of declining interest rates.

LOANS TO FOREIGN BORROWERS


     The Trust may invest in U.S. dollar-denominated Senior Loans made to non-U.S. Borrowers. These Senior Loans may involve additional risks. Foreign companies are not generally subject to uniform accounting and financial reporting standards comparable to those applicable to U.S. Borrowers. It may be more difficult to value and monitor the value of collateral underlying Senior Loans to non-U.S. Borrowers. In addition, there is generally less government supervision and regulation of financial markets and listed companies in foreign countries than in the United States. Investments in Senior Loans to non-U.S. Borrowers also involve the risks of adverse political and economic developments. In addition, such loans involve foreign currency risks to the extent that a decline in a non-U.S. Borrower's own currency relative to the dollar may impair such Borrower's ability to make timely payments of principal and/or interest on a Senior Loan. The Trust may hold non-U.S. dollar-denominated Senior Loans or other securities received as part of a reorganization or restructuring.


CONCENTRATION

     The Trust will treat the Borrower and the Agent Bank, and, with respect to Participations, each financial institution interposed between the Borrower and the Trust, as an issuer of a Senior Loan or Participation for the purpose of determining the Trust's concentration in a particular industry. As a result, 25% or more of the Trust's assets will be invested in the industry group consisting of financial institutions and their holding companies. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies also are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership.

     The Trust may invest up to 10% of its assets in Senior Loans made to any single Borrower. To the extent that the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Trust's investments may be more affected by any single adverse economic, political or regulatory event than will the value of the investments of a more diversified investment company.

SENIOR NOTES

     The Trust is authorized to invest in Senior Notes. Senior Notes are debt obligations of Borrowers issued directly to investors in the form of debt securities. It is anticipated that Senior Notes purchased by the Trust will generally bear a higher rate of interest than Syndicated Loans. Such securities may, however, involve greater risks than those associated with Syndicated Loans. The covenants and restrictions to which the Borrower would be subject in the case of Senior Notes may not be as rigorous in all respects as those to which the Borrower would be subject in the case of a Syndicated Loan. Also, the scope of financial information respecting the Borrower available to investors in Senior Notes may be more limited than that available to Syndicated Loan Lenders. In addition, a Syndicated Loan typically requires steady amortization of principal throughout the life of the loan whereas Senior Notes, typically, are structured to allow Borrowers to repay principal later in the life of the loan.

WARRANTS, EQUITY SECURITIES AND JUNIOR DEBT SECURITIES

     Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower's assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Trust's net asset value. Additionally, any investments in loans that are not secured by any specific collateral involve a greater risk of loss.

CREDIT LINKED DEPOSITS

     Credit Linked Deposits are advances by Lenders which are used to support facilities for the issuance of letters of credit to Borrowers upon request. Credit linked deposits effectively prefund future drawdowns on these letters of credit.

     Credit linked deposits are held by the bank which issues the letter of credit (the "Issuing Bank") or the Agent on behalf of the Issuing Bank (typically the Agent is also the Issuing Bank) for the account of the Lenders (the "Deposit Account"). The Deposit Account is utilized to reimburse the Issuing Bank to the extent that there are drawdowns on the letter of credit and the Issuing Bank is not immediately reimbursed therefor by the Borrower. The Borrower remains obligated to reimburse the Issuing Bank and as the


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Borrower does so, such amounts are put back into the Deposit Account by the
Issuing Bank. Upon a specified date, amounts remaining in the Deposit Account are refunded to the Lenders plus interest on each Lender's credit linked deposits, typically at an interest rate comparable to the interest rate that would have been charged on direct advances by the Lender to the Borrower.

     The Trust's investments in credit linked deposits subject the Trust to the credit risk of the Issuing Bank which maintains the Deposit Account as well as that of the Borrower under the letter of credit.

STRUCTURED PRODUCTS

     The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Trust's illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities.

     Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Trust's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

BORROWING

     The Trust is authorized to borrow money to the maximum extent permitted by the Investment Company Act and the rules and regulations promulgated thereunder, or by an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act. The Trust may borrow for investment purposes, to make distributions to stockholders to the extent necessary to qualify as a regulated investment company or to finance the monthly repurchase of Shares. The fees related to borrowing will be borne by the Trust and its shareholders. There are risks associated with borrowings, including that the costs of borrowing may exceed the income from investments made with such borrowings. Borrowing increases exposure to risks, including the likelihood of greater volatility of net asset value and market price of the Shares than a comparable portfolio that does not borrow; the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the return to the holders of Shares or will result in fluctuations in the dividends paid on Shares; and the effect of borrowing in a declining market, which is likely to cause a greater decline in the net asset value of the Shares, which may result in a greater decline in the market price of the Shares. The Trust's use of borrowing could impair the ability of the Trust to maintain its qualification for federal income taxes as a regulated investment company. As long as the Trust is able to


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invest the proceeds of any borrowing in investments that provide a higher net return than the then cost of such borrowing and the Trust's operating expenses, the effect of such borrowing will be to cause Trust shareholders to realize a higher current rate of return than if the Trust had not engaged in such financial leverage. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses, the Trust's shareholders would have a lower rate of return than if the Trust had not been leveraged.

INVESTMENT PRACTICES

     The following investment practices apply to the portfolio investments of the Trust and may be changed by the Trustees of the Trust without shareholder approval, following written notice to shareholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Trust may purchase and sell interests in Senior Loans and other securities in which the Trust may invest or dispose of such interests or securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place more than 30 days after the date of the transaction. The interests or securities so purchased or sold are subject to market fluctuation during this period and no interest accrues to the purchaser prior to the date of settlement. At the time the Trust makes the commitment to enter into a when-issued or delayed delivery transaction, it will record the transaction and thereafter reflect the value, each day, of such interest or security in determining the net asset value of the Trust. At the time of delivery, the value of the interest or security may be more or less than the purchase price. Since the Trust is dependent on the party issuing the when-issued or delayed delivery security to complete the transaction, failure by the other party to deliver the interest or security as arranged would result in the Trust losing an investment opportunity. The Trust will also establish a segregated account on its books in which it will maintain cash or high quality debt securities equal in value to commitments for such when-issued or delayed delivery interests or other securities; subject to this requirement, the Trust may enter into transactions on such basis without limit.

REPURCHASE AGREEMENTS

     When cash may be available for only a few days, it may be invested by the Trust in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Trust. These agreements, which may be viewed as a type of secured lending by the Trust, typically involve the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Trust's custodian, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Trust will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Trust will follow procedures adopted by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions, whose financial condition will be continually monitored by the Investment Adviser. In addition, the value of the collateral underlying the repurchase agreement will be maintained at a level at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate such collateral. However, the exercising of the Trust's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the


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

obligation to repurchase were less than the repurchase price, the Trust could suffer a loss. In addition, to the extent that the Trust's security interest in the collateral may not be properly perfected, the Trust could suffer a loss up to the entire amount of the collateral. It is the policy of the Trust not to invest in repurchase agreements that do not mature within seven days if any such investments amount to more than 10% of its total assets.

REVERSE REPURCHASE AGREEMENTS

     The Trust may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Trust. A reverse repurchase agreement is an instrument under which the Trust may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Trust at an agreed upon price on an agreed upon date. The value of the underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Trust's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Trust and as such would be subject to the restrictions on borrowing described in the "Investment Restrictions" in the STATEMENT OF ADDITIONAL INFORMATION. The Trust will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

     The Trust may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Trust attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Trust. The Trust employs an agent to implement the securities lending program and the agent receives a fee from the Trust for its services. The Trust will not lend more than 25% of the value of its total assets.

     The Trust may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Trust at any time; and (iv) the Trust receive a reasonable return on the loan (which may include the Trust investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Trust will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees. The Trust also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

BORROWING

     The Trust may use financial leverage in the form of borrowings or the issuance of shares of preferred stock ("preferred shares") to the maximum extent permitted under the Investment Company Act. Under the Investment Company Act, a fund generally may not (i) borrow money greater than 33 1/3% of the fund's total assets or (ii) issue preferred shares with a liquidation value of greater than 50% of the fund's total assets; and, except as described in the next paragraph, a fund is generally not precluded from purchasing additional portfolio securities with respect to the proceeds of the leverage discussed in (i) and
(ii) above. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more than 50%) of a fund's total assets based on the relative amounts borrowed or preferred shares issued. Under the Trust's current fundamental policy the Trust is able to use financial leverage to the maximum extent allowable under the Investment Company Act and use this financial leverage to purchase additional portfolio securities. While the Trust currently has no intention to issue preferred shares, it may seek to do so in the future.

     Under the Investment Company Act, a fund is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund's total assets). Additionally, under the Investment Company Act, a fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. Under the Investment Company Act, a fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Trust's total assets). In addition, a fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such distribution, the net asset value of the fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

     If, due to market fluctuations or other reasons, the value of the Trust's assets falls below the foregoing required coverage requirements, the Trust, within three business days, will reduce its borrowings to the extent necessary to comply with such requirement. To achieve such reduction, it is possible that the Trust may be required to sell portfolio securities at a time when it may be disadvantageous to do so.

     Borrowings other than for temporary or emergency purposes or to finance the monthly repurchase of Shares would involve additional risk to the Trust, since the interest expense or dividend rates on preferred shares may be greater than the income from or appreciation of the interests carried by the borrowing. The Trust may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Investment activity will continue while the borrowing is outstanding. The purchase of additional portfolio securities while any borrowing is outstanding involves the speculative factor known as "leverage," which will increase the Trust's exposure to capital risk. See "Risk Factors--Borrowings."


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HEDGING AND RISK MANAGEMENT TRANSACTIONS

     The Trust may enter into various interest rate hedging and risk management transactions. The Trust expects to engage in such transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. In addition, with respect to fixed-income securities in the Trust's portfolio or to the extent an active secondary market develops in interests in Senior Loans in which the Trust may invest, the Trust may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Trust does not intend to engage in such transactions for speculative or other non-hedging purposes except as described in this Prospectus. Market conditions will determine whether and in what circumstances the Trust would employ any of the techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Trust's portfolio securities. The Investment Adviser currently actively utilizes various hedging techniques in connection with its management of other fixed income portfolios, and the Trust believes that the Investment Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

     The Trust may enter into interest rate swaps, caps or floors. Interest rate swaps involve the exchange by the Trust with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which payment obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

     In circumstances in which the Investment Adviser anticipates that interest rates will decline, the Trust might, for example, enter into an interest rate swap as the floating rate payor. In the case where the Trust purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Trust's counterparty would pay the Trust amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Trust would receive in respect of floating rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Trust would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the financial instruments being hedged.

     The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Investment Adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques described above will benefit the Trust, if the Investment Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. For example, if the Trust had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Trust would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

     The Trust may also enter into credit default swap contracts in order to hedge against the risk of default of debt securities held in the Trust. As the buyer of a credit default swap contract, the Trust would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party on the debt obligation. In return, the Trust agrees to pay to the counterparty a periodic stream of payments over the term of the contract.

     Any interest rate swaps entered into by the Trust would usually be done on a net basis, i.e., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. If the Trust enters into a interest rate swap on other than a net basis, the Trust will maintain in a segregated account the full amount of the Trust's obligation under such swap. In as much as any such hedging transactions entered into by the Trust will be for good-faith risk management purposes, the Investment Adviser and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its investment restrictions on borrowing. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid portfolio securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian.

     The Trust will not enter into interest rate swaps, caps, floors or credit default swaps if on a net basis the aggregate notional principal amount with respect to such transactions exceeds the net assets of the Trust. Thus, the Trust may enter into interest rate swaps, caps or floors with respect to its entire portfolio.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the other party to an interest rate swap defaults, the Trust's risk of loss consists of the net amount of interest payments that the Trust contractually is entitled to receive. The creditworthiness of firms with which the Trust enters into interest rate swaps, caps or floors will be monitored on an ongoing basis by the Investment Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Trust's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. In addition, a credit default swap involves the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Trust in the event of a default.

     The Trust also may invest in options and financial futures. Options and futures may be used to manage the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates. If the Trust invests in options and/or futures, its participation in these markets would subject the Trust's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond or interest rate markets may be inaccurate, and the adverse consequences to the Trust (e.g., a reduction in the

Trust's net asset value or a reduction in the amount of income available for distribution) may leave the Trust in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

INVESTMENT ADVISORY AGREEMENT

     The Trust has retained the Investment Adviser to manage the Trust's assets, subject to the overall supervision by the Trust's Board of Trustees, including the placing of orders for the purchase and sale of portfolio securities, pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors (the "Advisory Agreement"). See "The Trust and Its Adviser" for a detailed description of the Advisory Agreement.

     The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to manage continuously the assets of the Trust in a manner consistent with its investment objective and policies. The Trust's Board of Trustees reviews the various services provided by the Investment Adviser to ensure that the Trust's general investment policies and programs are being properly carried out. Under the terms of the Advisory Agreement, the Investment Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Investment Adviser.

     Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement will be paid by the Trust. The expenses borne by the Trust include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Trust's Shares in this continuous offering under federal and state securities laws; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees or retired employees of the Investment Adviser or any corporate affiliate thereof; all expenses incident to any dividend or distribution program; charges and expenses of any outside service used for pricing of the Trust's investments; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Trust or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser) and the independent registered public accounting firm; membership dues of industry associations; interest on Trust borrowings; fees and expenses incident to Trust borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

     As full compensation for the services furnished to the Trust, the Trust pays Morgan Stanley Investment Advisors pursuant to the Advisory Agreement, monthly compensation calculated daily at an annual rate of 0.90% of average daily net assets on assets of the Trust up to $500 million, at an annual rate of 0.85% of average daily net assets on assets of the Trust exceeding $500 million up to $1.5 billion, at an annual rate of 0.825% of average daily net assets on assets of the Trust exceeding $1.5 billion up to $2.5 billion, at an annual rate of 0.80% of average daily net assets on assets of the Trust exceeding $2.5 billion up to $3.0 billion and at an annual rate of 0.775% of average daily net assets on assets exceeding $3.0 billion. The sum of this fee and the administration fee is higher than that paid by most other investment companies. See "Administrator and Administration Agreement." For the fiscal years ended

September 30, 2004, 2005 and 2006, the Trust accrued to the Investment Adviser total compensation of $10,219,200, $9,653,367 and $9,522,115, respectively.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Investment Adviser or for any losses sustained by the Trust or its shareholders. The Advisory Agreement in no way restricts the Investment Adviser from acting as investment manager or adviser to others.

     The Advisory Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Trust at a Special Meeting of Shareholders held on May 20, 1997. The Advisory Agreement is substantially identical to a prior investment advisory agreement which was initially approved by the Trustees on December 23, 1992 and by the Trust's shareholders on February 25, 1993 (the "Prior Advisory Agreement"). The Advisory Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Advisory Agreement may be terminated at any time, without penalty, on 30 days' notice by the Trustees of the Trust, by the holders of a majority, as defined in the Investment Company Act, of the outstanding Shares of the Trust, or by the Investment Adviser. The Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

     Under its terms, the Advisory Agreement with the Investment Adviser had an initial term ending April 30, 1999, and will continue from year to year thereafter, provided continuance of the Advisory Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Trust, or by the Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 25, 2006, the Trust's Board of Trustees, including all of the Independent Trustees, approved continuation of the Advisory Agreement until April 30, 2007.


     A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in the Trust's annual report to shareholders for the fiscal year ended September 30, 2006.


ADMINISTRATOR AND ADMINISTRATION AGREEMENT

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Trust's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and bookkeeping and certain legal services as the Trust may reasonably require in the conduct of its business. The Administrator also assists in the preparation of proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Trust.

     As full compensation for the services and facilities furnished to the Trust and expenses of the Trust assumed by the Administrator, the Trust pays the Administrator monthly compensation calculated daily by applying the annual rate of 0.25% to the Trust's average daily net assets. See "Investment Advisory Agreement." For the fiscal years ended September 30, 2004, 2005 and 2006, the Trust accrued to the Administrator total compensation of $2,932,118, $2,765,696 and $2,727,093, respectively.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Trust or any of its shareholders for any act or omission by the Administrator or for any losses sustained by the Trust or its shareholders. The Administration Agreement in no way restricts the Administrator from acting as administrator or investment manager or adviser to others.

SHARE REPURCHASES AND TENDERS

     Since its inception, the Trust's Board of Trustees had caused the Trust to make discretionary quarterly tender offers to repurchase Shares at the net asset value determined at the close of the tender offer. Although the Trust had conducted these offers quarterly since its inception, there were no assurances that the Trust would continue to do so. In December 2005, the Board of Trustees approved a new fundamental policy, as more fully described below, whereby the Trust commits to make offers to repurchase Shares of the Trust regularly.

     To provide shareholders with a degree of liquidity, and the ability to receive net asset value on a disposition of their Shares, the Trust, as a matter of fundamental policy, which cannot be changed without shareholder approval, will make monthly offers to repurchase its Shares and will conduct repurchase offers on a monthly basis. On June 7, 2006, the Trust obtained exemptive relief from the SEC to allow monthly repurchase offerings depending on certain conditions. At a special meeting of shareholders of the Trust on August 23, 2006, shareholders voted in favor of the proposal to adopt this policy.

     The Trust currently anticipates that each monthly repurchase offer will be for 5% of its Shares outstanding on the repurchase request deadline. In general, the Trust can conduct a repurchase offer for not less than 5% and up to a maximum of 25% of its outstanding Shares at net asset value. (The Trust may also make a discretionary repurchase offer once every two years but has no current intention to do so.) An early withdrawal charge payable to the Investment Adviser generally will be imposed in connection with Shares held for four years or less which are accepted by the Trust for repurchase pursuant to repurchase offers. See "--Early Withdrawal Charge" below.

     The Trust does not presently intend to deduct any repurchase fees, other than any applicable early withdrawal charge, from the repurchase amount. However, in the future, the Board of Trustees may determine to charge a repurchase fee payable to the Trust to compensate it for its reasonable expenses directly related to the repurchase. These fees could be used to compensate the Trust for, among other things, its costs incurred in disposing of portfolio securities or in borrowing in order to make payment for repurchased Shares. Any repurchase fees will never exceed 2% of the proceeds of the repurchase. The Board of Trustees may implement repurchase fees without a shareholder vote.

     When a repurchase offer commences, the Trust sends to shareholders a notification of the offer specifying, among other things:

     - The Trust is offering to repurchase Shares from shareholders at net asset value.

     - The percentage of Shares that the Trust is offering to repurchase and how the Trust will purchase Shares on a pro rata basis if the offer is oversubscribed. This generally is anticipated to be 5% for monthly repurchase offers.

     - The date on which a shareholder's repurchase request is due (the "repurchase request deadline"). This will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends.

     - The date that will be used to determine the Trust's net asset value applicable to the repurchase offer (the "repurchase pricing date"). This is generally expected to be the repurchase request deadline, and pricing will be determined after the close of business on that date. The notice will discuss the risk of fluctuation in net asset value that could occur between the repurchases request deadline and the repurchases pricing date.

     - The date by which the Trust will pay to shareholders the proceeds from their Shares accepted for repurchase (the "repurchase payment deadline"). This is generally expected to be the third business day after the repurchase pricing date, and in any event, will be within seven days after the request deadline. Additionally, payment must be made at least five business days before notification of the next repurchase offer.

     - The net asset value of the Shares of the Trust as of a date no more than seven days prior to the date of the notification and the means by which shareholders may ascertain the net asset value.

     - The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders prior to the repurchase request deadline.

     - The circumstances in which the Trust may suspend or postpone a repurchase offer.

     -    Any fees applicable to the repurchase offer.

     The Trust will send this notification not less than seven days nor more than 14 days in advance of the repurchase request deadline. Shares of the Trust must be held through an authorized dealer. Certificated Shares are not available.

     THE REPURCHASE REQUEST DEADLINE IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. If your authorized dealer fails to submit your repurchase request in good order by the repurchase request deadline, you will be unable to sell your Shares until a subsequent repurchase offer, and you will have to resubmit your request in the next repurchase offer. You should be sure to advise your authorized dealer of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the repurchase request deadline.

     THE TRUST'S FUNDAMENTAL POLICIES WITH RESPECT TO REPURCHASE OFFERS. The Trust has adopted the following fundamental policies in relation to its repurchase offers, which cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Trust's outstanding Shares.

     - The Trust has a policy of making periodic repurchase offers ("Repurchase Offers") for the Trust's common shares of beneficial interest, pursuant to Rule 23c-3(b) of the Investment Company Act;

     - Repurchase Offers will be made at periodic intervals of one month in accordance with the conditions set forth in the SEC's exemptive order;

     - The repurchase request deadline will be the third Friday of each month (or the preceding business day if such third Friday is not a business day) in which a Repurchase Offer ends (the "Request Deadline"); and

     - The repurchase pricing date for a Repurchase Offer normally will be the same date as the repurchase request deadline and pricing will be determined after the close of business on that date.

     SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Trust may suspend or postpone a repurchase offer in limited circumstances, as more fully described below, but only with the approval of a majority of the Trust's Board of Trustees, including a majority of non-interested trustees (such trustees not being "interested persons" of the Trust as defined by the Investment Company
Act).

     The Trust may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Trust to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"); (2) for any period during which the Exchange or any market in which the securities owned by the Trust are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Trust.

     OVERSUBSCRIBED REPURCHASE OFFERS. There is no minimum number of Shares that must be tendered before the Trust honors repurchase requests. However, the Trust's Board of Trustees for each repurchase offer sets a maximum percentage of Shares that may be purchased by the Trust. In the event a repurchase offer by the Trust is oversubscribed, the Trust may, but is not required to, repurchase additional Shares up to a maximum amount of 2% of the outstanding Shares of the Trust on the repurchase request deadline. If the Trust determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Trust is entitled to purchase plus 2% of the outstanding Shares of the Trust on the repurchase request deadline, the Trust repurchases the Shares tendered on a pro rata basis. However, the Trust may determine to alter the pro rata allocation procedures in two situations:

     (1) the Trust may accept all Shares tendered by persons who own in the aggregate not more than a specified number of Shares (not to exceed 100 Shares) and who tender all of their Shares before prorating Shares tendered by others; or

     (2) the Trust may accept by lot Shares tendered by shareholders who tender all Shares held by them and who, when tendering, elect to have either all or none, or at least a minimum amount or none, accepted; however, the Trust first must accept all Shares tendered by shareholders who do not make this election.

     If proration is necessary, the number of Shares each investor asked to have repurchased generally is reduced by the same percentage subject to the pro rata allocations described above. If any Shares that you wish to tender to the Trust are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other investors' requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing the likelihood of proration.

     There is no assurance that you will be able to tender as many of your Shares as you desire to sell.

     DETERMINATION OF REPURCHASE PRICE. The repurchase price payable in respect of a tendered Share will be equal to the Share's net asset value as determined after the close of business on the repurchase pricing date. The Trust's net asset value per Share may change materially between the date a repurchase offer is mailed and the repurchase pricing date, and it may also change materially shortly after the repurchase request deadline. The method by which the Trust calculates net asset value is discussed under the caption "Determination of Net Asset Value" in the Statement of Additional Information.

     PAYMENT. The Trust generally will repurchase Shares by the third business day after the repurchase pricing date. In any event, the Trust pays repurchase proceeds no later than seven days after such repurchase request deadline. Additionally, payment must be made at least five business days before notification of the next repurchase offer.

     IMPACT OF REPURCHASE POLICIES ON THE LIQUIDITY OF THE TRUST. From the time the Trust distributes each repurchase offer notification until the repurchase pricing date, the Trust must maintain a percentage of liquid assets at least equal to the repurchase offer amount. For this purpose, liquid assets means assets that may be sold or disposed of in the ordinary course of business at approximately the price at which they are valued within a period equal to the period between a repurchase request deadline and the repurchase payment deadline or which mature by the repurchase payment deadline. In supervising the Trust's operations and portfolio management by the Adviser, the Trust's Board of Trustees has adopted written procedures that are reasonably designed to ensure that the Trust's portfolio assets are sufficiently liquid so that the Trust can comply with its fundamental policy on repurchases and with the liquidity requirements noted above. The Board of Trustees will review the overall composition of the Trust's portfolio and make and approve such changes to the procedures as the Board of Trustees deems necessary. If, at any time, the Trust falls out of compliance with these liquidity requirements, the Board of Trustees will cause the Trust to take whatever action it deems appropriate to ensure compliance. The Trust is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet repurchase requests, as more fully described below.

     CONSEQUENCES OF REPURCHASE OFFERS. The Trust believes that repurchase offers generally will be beneficial to the Trust's shareholders, and generally will be funded from available cash or sales of portfolio securities. However, the acquisition of Shares by the Trust will decrease the assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio. In addition, if the Trust borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Trust's expenses and reducing any net investment income. The Trust intends to continually offer its Shares, which may alleviate potential adverse consequences of repurchase offers, but there is no assurance that the Trust will be able to sell additional Shares.

     Repurchase of the Trust's Shares through repurchase offers will reduce the number of outstanding Shares and, depending upon the Trust's investment performance and its ability to sell additional Shares, its net assets.

     In addition, the repurchase of Shares by the Trust will be a taxable event to shareholders. For a discussion of these tax consequences, see "Tax Consequences."

     Costs associated with the repurchase offer will be charged as an expense to the Trust. See the Statement of Additional Information for additional information concerning repurchase of Shares.

     During the fiscal year October 1, 2005 through September 30, 2006, the Trust completed four tender offers. The first tender offer commenced on November 16, 2005 and resulted in the tender of approximately 5,999,240 Shares. The second tender offer commenced on February 15, 2006 and resulted in the tender of approximately 5,185,353 Shares. The third tender offer commenced on May 17, 2006 and resulted in the tender of approximately 5,594,591 Shares. The fourth tender offer commenced on August 16, 2006 and resulted in the tender of approximately 4,639,649 Shares.

     If the Trust must liquidate portfolio holdings in order to purchase Shares tendered, the Trust may realize gains and losses.

EARLY WITHDRAWAL CHARGE


     Any early withdrawal charge to defray distribution expenses will be charged in connection with Shares held for four years or less (calculated from the last day of the month in which the Shares were purchased) which are accepted by the Trust for repurchase pursuant to repurchase offers, except as noted below. The early withdrawal charge will be imposed on a number of Shares accepted for repurchase the value of which exceeds the aggregate value at the time the repurchase is accepted of (a) all Shares in the account purchased more than four years prior to such acceptance, (b) all Shares in the account acquired through reinvestment of dividends and distributions and (c) the increase, if any, of value of all other Shares in the account (namely those purchased within the four years preceding the acceptance) over the purchase price of such Shares. Accordingly, the early withdrawal charge is not imposed on Shares acquired through reinvestment of dividends and distributions or on any increases in the net asset value of Shares above the initial purchase price.
The early withdrawal charge will be paid to the Investment Adviser. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.


                                                  EARLY WITHDRAWAL
              YEAR OF REPURCHASE AFTER PURCHASE        CHARGE
              ---------------------------------   ----------------
              First                                     3.0%
              Second                                    2.5%
              Third                                     2.0%
              Fourth                                    1.0%
              Fifth and following                       0.0%


     The early withdrawal charge is waived on repurchases by the Trust of Shares purchased subject to an early withdrawal charge pursuant to a repurchase offer
(i) within one year following the death or disability (as disability is defined in Section 72(m)(7) of the Code) of a shareholder or (ii) if the Distributor has not made a reallowance to a dealer at the time of purchase of such Shares. Under the Code, a person is considered "disabled" if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." The distributor will require satisfactory proof of death or disability before it determines to waive the early withdrawal charge. For a more complete description of early withdrawal charge waivers, please contact your authorized dealer.


     The following example will illustrate the operation of the early withdrawal charge. Assume that an investor purchases $1,000 of the Trust's Shares for cash and that 21 months later the value of the account has grown through the reinvestment of dividends and capital appreciation to $1,200. The investor then may submit for repurchase pursuant to a repurchase offer up to $200 of Shares without incurring an early withdrawal charge. If the investor should submit for repurchase pursuant to a repurchase offer $500 of Shares, an early withdrawal charge would be imposed on $300 of the Shares submitted. The charge would be imposed at the rate of 2.5% because it is in the second year after the purchase was made, and the charge would be $7.50. For the fiscal years ended September 30, 2004, 2005 and 2006, Morgan Stanley Investment Advisors informed the Trust that it received approximately $619,985, $397,822 and $755,660, respectively, in early withdrawal fees.

ORDER PROCESSING FEE

     Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or tenders shares of the Trust. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

PURCHASE OF SHARES

     The Trust continuously offers Shares through Morgan Stanley Distributors, located at 1221 Avenue of the Americas, New York, New York 10020, which is acting as the distributor of the Shares, and through certain broker-dealers, including Morgan Stanley DW, which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The Trust or the Distributor may suspend the continuous offering of the Shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time.

     Morgan Stanley Distributors serves as distributor of the Trust's Shares pursuant to a Distribution Agreement initially approved by the Trustees on October 30, 1992. The Distribution Agreement had an initial term ending April 30, 1994, and provides under its terms that it will continue from year to year thereafter if approved by the Board. At their meeting held on April 25, 2006, the Trustees, including all of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 2007.

     Neither the Trust, the Distributor nor the Investment Adviser intends to make a secondary market in the Shares. Accordingly, there is not expected to be any secondary trading market in the Shares, and an investment in the Shares should be considered illiquid.

     The minimum investment in the Trust is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Prime Income Trust, directly to Morgan Stanley Trust, an affiliate of the Distributor (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Financial Advisor of Morgan Stanley DW or other Selected Broker-Dealer representative. Certificates for Shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Trust has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

     Shares of the Trust are sold through the Distributor or a Selected Broker-Dealer on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Trust purchased through the Distributor or a Selected Broker-Dealer are entitled to dividends beginning on the next business day following settlement date. Since the Distributor or a Selected Broker-Dealer forwards investors' funds on settlement date, they may benefit from the temporary use of the funds where payment is made prior thereto.

     The Shares are offered by the Trust at the then current net asset value per Share next computed after the Distributor receives an order to purchase from an investor's dealer or directly from the investor. See "Determination of Net Asset Value" in the STATEMENT OF ADDITIONAL INFORMATION. The Investment Adviser compensates the Distributor at a rate of 2.75% of the purchase price of Shares purchased from the Trust. The Distributor may reallow to dealers 2.5% of the purchase price of Shares of the Trust purchased by such dealers. If such Shares remain outstanding after one year from the date of their initial purchase, the Investment Adviser currently intends to compensate the Distributor at an annual rate equal to 0.10% of the net asset value of the Shares sold and remaining outstanding. Such 0.10% fee will begin accruing after one year from the date of the initial purchase of the Shares. The compensation to the Distributor described above is paid by the Investment Adviser from its own assets, which may include profits from the advisory fee payable under the Advisory Agreement, as well as borrowed funds. An early withdrawal charge payable to the Investment Adviser of up to 3.0% of the original purchase price of the Shares will be imposed on most Shares held for four years or less that are accepted for repurchase pursuant to a tender offer by the Trust. See "Share Repurchases and Tenders." The compensation paid to the Distributor, including compensation paid in connection with the purchase of Shares from the Trust, the annual payments referred to above and the early withdrawal charge, if any, described above, will not in the aggregate exceed the applicable limit as determined from time to time by the NASD.

DESCRIPTION OF SHARES

GENERAL

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of beneficial interest, of $0.01 par value ("Shares"). Share certificates will be issued to the holder of record of Shares upon request. Currently, Shares will be required to be held of record by the investor. The investor's broker may not be reflected as the record holder; however, arrangements for Shares to be held in "street name" may be implemented in the future.

     Shareholders are entitled to one vote for each Share held and to vote on matters submitted to meetings of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of at least a majority of its Shares represented in person or by proxy at a meeting at which a quorum is present or by written consent without a meeting. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. Shares have no preemptive or conversion rights and when issued are fully paid and non-assessable.

     The Trust's Declaration of Trust permits the Trustees to divide or combine the Shares into a greater or lesser number of Shares without thereby changing the proportionate beneficial interests in the Trust. Each Share represents an equal proportionate interest in the Trust with each other Share.


     The Trust may be terminated (i) by the affirmative vote of the holders of 66% of its outstanding Shares or (ii) by an instrument signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of the Trust's outstanding Shares. Upon termination of the Trust, the Trustees will wind up the affairs of the Trust, the Trust's business will be liquidated and the Trust's net assets will be distributed to the Trust's shareholders on a pro rata basis. If not so terminated, the Trust will continue indefinitely.


     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of share-holder liability for acts or obligations of the Trust, requires that Trust documents include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the nature of the Trust's assets and operations, the possibility of the Trust being unable to meet its obligations is remote. Given the above limitations on shareholders' personal liability and the Trust's ability to meet its indemnification obligations, in the opinion of Massachusetts counsel to the Trust, the risk to Trust shareholders of personal liability is remote.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. Accordingly, the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The following table shows the high and low net asset value per Share for each quarter since March 31, 2004.


                     NET ASSET VALUE(1)
                     ------------------
QUARTER ENDED            HIGH    LOW
-------------           -----   -----
March 31, 2004          $8.97   $8.79
June 30, 2004           $9.02   $8.91
September 30, 2004      $9.02   $8.98
December 31, 2004       $9.09   $9.00
March 31, 2005          $9.14   $9.08
June 30, 2005           $9.13   $9.08
September 30, 2005      $9.13   $9.09
December 31, 2005       $9.11   $9.08
March 31, 2006          $9.11   $9.09
June 30, 2006           $9.11   $9.03
September 30, 2006      $9.04   $9.03

----------

(1)  Based on the Trust's computations.


ANTI-TAKEOVER PROVISIONS


     The Trust presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of the Trust, to cause it to engage in certain transactions or to modify its structure. A Trustee may be removed from office by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least 66% of the Shares. In addition, the affirmative vote or consent of the holders of 66% of the Shares of the Trust is required to authorize the conversion of the Trust from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:


          (i) merger or consolidation of the Trust with or into any other corporation, association, trust or other organization;

          (ii) issuance of any securities of the Trust to any person or entity for cash;

          (iii) sale, lease or exchange of all or any substantial part of the assets of the Trust, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a 12-month period); or

          (iv) sale, lease or exchange to the Trust, in exchange for securities of the Trust, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a 12-month period)


if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust. However, such 66% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction, in which case, a majority shareholder vote or consent will be required.

     The foregoing provisions will make more difficult a change in the Trust's management, or consummation of the foregoing transactions without the Trustees' approval, and would, in the event a secondary market were to develop in the Shares, have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's management. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.


DIVIDENDS AND DISTRIBUTIONS

     It is the Trust's present policy, which may be changed by the Board of Trustees, to declare daily and pay monthly dividends to shareholders from net investment income of the Trust. Distributions to holders of Shares cannot be assured, and the amount of each monthly distribution is expected to vary. The Trust intends to distribute all of the Trust's net investment income on an annual basis. Net investment income of the Trust consists of all interest income and fee and other ordinary income earned by the Trust on its portfolio assets, less all expenses of the Trust. The Trust will distribute its capital gains (after offset for any available loss carryovers), if any, at least once per year, but it may make such distributions on a more frequent basis to comply with the distribution requirements of the Tax Reform Act of 1986, as amended, but in all events in a manner consistent with the Investment Company Act.

     All dividends and capital gains distributions are reinvested automatically in full and fractional Shares at the net asset value per Share determined on the payable date of such dividend or distribution. A shareholder may, at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date.

TAX CONSEQUENCES

     The Trust intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As such, the Trust will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders during the taxable year.

     TAXES ON DISTRIBUTIONS. Distributions are normally subject to federal and state income tax when they are paid, whether the shareholder takes them in cash or reinvests them in Trust shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long the shareholder owned shares in the Trust. Under current law, a portion of the ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains. The
Trust does not generally expect that dividends will be eligible for the rates applicable to long-term capital gains or for the dividends received deduction for corporate shareholders. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Dividends are generally subject to tax in the year they are received. However, if the Trust declares a dividend in October, November or December that is payable to shareholders of record in such months, the dividend will be treated as paid to shareholders in December 31, provided that the dividends are actually paid during January of the following year.

     At the end of each calendar year, shareholders will receive a statement showing the taxable distributions paid to them in the preceding year. The statement provides information on their dividends and capital gains for tax purposes.

     TAXES ON SALES. The sale or exchange of Trust shares normally is subject to federal and state income tax and may result in a taxable gain or loss, which will generally be treated as capital gain or loss. A sale also may be subject to local income tax. If the shares are held for more than one year prior to the sale or exchange, the gain or loss will generally be long term capital gain or loss. Shares held for one year or less will generally generate short-term gain or loss. Under current law, long term capital gains are subject to a maximum rate of 15% for individuals. The ability to deduct capital losses may be subject to limitations.

     In order to avoid being subject to a federal backup withholding tax on taxable distributions and redemption-proceeds (as of the date of this PROSPECTUS this rate is 28%), shareholders generally must provide their tax identification number or otherwise certify that they are not subject to backup withholding. Any withheld amount would be sent to the IRS as an advance payment of taxes due on the shareholder's income.

     Tax issues relating to the Trust are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or a 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

LEGAL COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Trust's legal counsel.

CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Trust's custodian and has custody of all securities and cash of the Trust. The custodian, among other things, attends to the collection of principal and income and payment for collection of proceeds of securities bought and sold by the Trust. Any of the Trust's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


     Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, an affiliate of the Investment Adviser, the Administrator and the Distributor, is the dividend disbursing and transfer agent of the Trust. Morgan Stanley Trust charges the Trust an annual per shareholder account fee and is reimbursed for its out-of-pocket expenses.

EXPERTS

     The September 30, 2006 financial statements of the Trust, incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION, have been so incorporated in reliance upon the report of Deloitte & Touche LLP, the Trust's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION


     The Investment Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Trust) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Trust shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Trust over other investment options. Any such payments will not change the net asset value or the price of the Trust's shares. For more information, please see the Trust's STATEMENT OF ADDITIONAL INFORMATION.


CODES OF ETHICS

     The Trust, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Trust, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

SHAREHOLDER INQUIRIES

     All inquiries regarding the Trust should be directed to the Trust at the telephone number or address set forth on the front cover of this PROSPECTUS.

     This PROSPECTUS does not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Trust and its Adviser and Administrator                                    4
Investment Objective and Investment Restrictions                               7
Management of the Trust                                                       10
Control Persons and Principal Holders of Securities                           20
Portfolio Transactions                                                        20
Determination of Net Asset Value                                              21
Taxation                                                                      22
Description of Shares                                                         24
Yield Information                                                             25
Reports to Shareholders                                                       26
Legal Counsel                                                                 26
Experts                                                                       26
Revenue Sharing                                                               26
Additional Information                                                        27
Appendix A                                                                   A-1

Morgan Stanley Prime Income Trust
1221 Avenue of the Americas
New York, New York 10020

TRUSTEES

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Manuel H. Johnson
Michael F. Klein
Joseph J. Kearns
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS

Michael E. Nugent
Chairman

Ronald E. Robison
President and Principal Executive Officer
J. David Germany
Vice President
Dennis F. Shea
Vice President
Barry Fink
Vice President
Amy R. Doberman
Vice President
Carsten Otto
Vice President
Stefanie V. Chang
Vice President
Francis J. Smith
Treasurer and Chief Financial Officer
Mary E. Mullin
Secretary

CUSTODIAN

The Bank of New York
100 Church Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Trust
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR

Morgan Stanley Services Company Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley Distributors Inc.
1221 Avenue of the Americas
New York, New York 10020

MORGAN STANLEY
PRIME INCOME TRUST

[GRAPHIC]

PROSPECTUS -- DECEMBER 29, 2006

STATEMENT OF ADDITIONAL INFORMATION                               MORGAN STANLEY
                                                                  PRIME INCOME
DECEMBER 29, 2006                                                TRUST


          This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for Morgan Stanley Prime Income Trust dated December 29, 2006. The Prospectus may be obtained without charge from the Trust at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

          The Trust's audited financial statements for the fiscal year ended September 30, 2006, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Trust's annual report. A copy of the Trust's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

Morgan Stanley
Prime Income Trust
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS

The Trust and its Adviser and Administrator                                    4
Investment Objective and Investment Restrictions                               7
Management of the Trust                                                       10
Control Persons and Principal Holders of Securities                           20
Portfolio Transactions                                                        20
Determination of Net Asset Value                                              21
Taxation                                                                      22
Description of Shares                                                         24
Yield Information                                                             25
Reports to Shareholders                                                       26
Legal Counsel                                                                 26
Experts                                                                       26
Revenue Sharing                                                               26
Additional Information                                                        27
Appendix A                                                                   A-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- The Bank of New York.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Trust.

     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DISTRIBUTORS" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Morgan Stanley Investment Advisors Inc. serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "MORGAN STANLEY TRUST" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUST" -- Morgan Stanley Prime Income Trust, a registered closed-end investment company.

     "TRUSTEES" -- The Board of Trustees of the Trust.

THE TRUST AND ITS ADVISER AND ADMINISTRATOR

     Morgan Stanley Prime Income Trust (the "Trust") is a closed-end, diversified management investment company whose investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its objective through investment primarily in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers"). No assurance can be given that the Trust will achieve its investment objective. The Trust is designed primarily for long-term investment and not as a trading vehicle.

     The Trust is a trust of a type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on August 17, 1989 under the name "Allstate Prime Income Trust." Effective March 1, 1993, the Trust Agreement was amended to change the name of the Trust to "Prime Income Trust." Such amendment was made upon the approval by the shareholders of an investment advisory agreement with Morgan Stanley Investment Advisors. On June 22, 1998, the Trustees of the Trust adopted an Amendment to the Trust's Declaration of Trust changing its name to "Morgan Stanley Dean Witter Prime Income Trust." On June 18, 2001, the Trustees of the Trust adopted an Amendment to the Trust's Declaration of Trust changing its name to "Morgan Stanley Prime Income Trust." The Trust commenced operations on November 30, 1989, following completion of a firm commitment initial underwriting for 10,921,751 Shares, with net proceeds to the Trust of $109,217,510. The Trust commenced the continuous offering of its Shares on December 4, 1989. The Trust's principal office is located at 1221 Avenue of the Americas, New York, New York 10020 and its telephone number is
(800) 869-NEWS. The Trust is offering continuously its Shares of beneficial interest, $.01 par value (the "Shares"). See "Purchase of Shares" in the Prospectus.

     An investment in Shares (defined below) offers several benefits. The Trust offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Loans, a type of investment typically not available to individual investors. In managing such a portfolio, the Investment Adviser provides the Trust and its shareholders with professional credit analysis and portfolio diversification. The Trust also relieves the investor of burdensome administrative details involved in managing a portfolio of Senior Loans, even if they were available to individual investors. Such benefits are at least partially offset by the expenses involved in operating an investment company, which consist primarily of management and administrative fees and operational costs. See "Investment Advisory Agreement" and "Administrator and Administration Agreement" in the Prospectus.

     On February 21, 1997, the Trust's Trustees approved a new investment advisory agreement (the "Advisory Agreement") with Morgan Stanley Investment Advisors in connection with the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. (the "Merger"). The Trust's shareholders voted to approve the Advisory Agreement with Morgan Stanley Investment Advisors at a Special Meeting of Shareholders held on May 20, 1997. The Advisory Agreement took effect on May 31, 1997 upon the consummation of the Merger. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The Advisory Agreement is substantially identical to a prior investment advisory agreement which was initially approved by the Trust's Trustees on December 23, 1992 and by the Trust's shareholders on February 25, 1993, entered into with Morgan Stanley Investment Advisors as a consequence of the withdrawal of Allstate Investment Management Company from its investment company advisory activities and its concomitant resignation as the Trust's Investment Adviser.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 76 investment companies, 17 of which are listed on the New York Stock Exchange, with combined assets of approximately 70 billion at November 30, 2006.

     The Trust is managed within Morgan Stanley Investment Management's Senior Loan team. The team consists of portfolio managers and analysts. Current members of the team include Howard Tiffen, a Managing Director of the Investment Adviser, and Jinny Kim, an Executive Director of the Investment Adviser. Mr. Tiffen has been the portfolio manager primarily responsible for the management of the Trust's portfolio since January 2004. Mr. Tiffen has been managing senior loan portfolios for Van Kampen Asset Management and Morgan Stanley Investment Management since December 1999. Ms. Kim has been a member of the Morgan Stanley Investment Management Senior Loan team since December 1999 and has been managing the Trust since June 2005.

     Morgan Stanley Investment Advisors is the investment adviser of the following investment companies, which are collectively referred to as the "Morgan Stanley Funds":

OPEN-END FUNDS

1    Active Assets California Tax-Free Trust
2    Active Assets Government Securities Trust
3    Active Assets Institutional Government Securities Trust
4    Active Assets Institutional Money Trust
5    Active Assets Money Trust
6    Active Assets Tax-Free Trust
7    Morgan Stanley Allocator Fund
8    Morgan Stanley Balanced Fund
9    Morgan Stanley California Tax-Free Daily Income Trust
10   Morgan Stanley California Tax-Free Income Fund
11   Morgan Stanley Capital Opportunities Trust
12   Morgan Stanley Convertible Securities Trust
13   Morgan Stanley Developing Growth Securities Trust
14   Morgan Stanley Dividend Growth Securities Inc.
15   Morgan Stanley Equally-Weighted S&P 500 Fund
16   Morgan Stanley European Equity Fund Inc.
17   Morgan Stanley Financial Services Trust
18   Morgan Stanley Flexible Income Trust
19   Morgan Stanley Focus Growth Fund
20   Morgan Stanley Fundamental Value Fund
21   Morgan Stanley Global Advantage Fund
22   Morgan Stanley Global Dividend Growth Securities
23   Morgan Stanley Health Sciences Trust
24   Morgan Stanley High Yield Securities Inc.
25   Morgan Stanley Income Trust
26   Morgan Stanley Institutional Strategies Fund
27   Morgan Stanley International Fund
28   Morgan Stanley International SmallCap Fund
29   Morgan Stanley International Value Equity Fund
30   Morgan Stanley Japan Fund
31   Morgan Stanley Limited Duration Fund
32   Morgan Stanley Limited Duration U.S. Government Trust
33   Morgan Stanley Limited Term Municipal Trust
34   Morgan Stanley Liquid Asset Fund Inc.
35   Morgan Stanley Mid-Cap Value Fund
36   Morgan Stanley Mortgage Securities Trust
37   Morgan Stanley Multi-Asset Class Fund
38   Morgan Stanley Nasdaq-100 Index Fund
39   Morgan Stanley Natural Resource Development Securities Inc.

40   Morgan Stanley New York Municipal Money Market Trust
41   Morgan Stanley New York Tax-Free Income Fund
42   Morgan Stanley Pacific Growth Fund
43   Morgan Stanley Real Estate Fund
44   Morgan Stanley S&P 500 Index Fund
45   Morgan Stanley Select Dimensions Investment Series
46   Morgan Stanley Small-Mid Special Value Fund
47   Morgan Stanley Special Growth Fund
48   Morgan Stanley Special Value Fund
49   Morgan Stanley Strategist Fund
50   Morgan Stanley Tax-Exempt Securities Trust
51   Morgan Stanley Tax-Free Daily Income Trust
52   Morgan Stanley Technology Fund
53   Morgan Stanley Total Market Index Fund
54   Morgan Stanley U.S. Government Money Market Trust
55   Morgan Stanley U.S. Government Securities Trust
56   Morgan Stanley Utilities Fund
57   Morgan Stanley Value Fund
58   Morgan Stanley Variable Investment Series

CLOSED-END FUNDS

1    Morgan Stanley California Insured Municipal Income Trust
2    Morgan Stanley California Quality Municipal Securities
3    Morgan Stanley Government Income Trust
4    Morgan Stanley Income Securities Inc.
5    Morgan Stanley Insured California Municipal Securities
6    Morgan Stanley Insured Municipal Bond Trust
7    Morgan Stanley Insured Municipal Income Trust
8    Morgan Stanley Insured Municipal Securities
9    Morgan Stanley Insured Municipal Trust
10   Morgan Stanley Municipal Income Opportunities Trust
11   Morgan Stanley Municipal Income Opportunities Trust II
12   Morgan Stanley Municipal Income Opportunities Trust III
13   Morgan Stanley Municipal Premium Income Trust
14   Morgan Stanley New York Quality Municipal Securities
15   Morgan Stanley Prime Income Trust
16   Morgan Stanley Quality Municipal Income Trust
17   Morgan Stanley Quality Municipal Investment Trust
18   Morgan Stanley Quality Municipal Securities

     Morgan Stanley Investment Advisors also serves as sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company.

     On December 31, 1993, Morgan Stanley Investment Advisors effected an internal reorganization pursuant to which certain administrative activities previously performed by Morgan Stanley Investment Advisors would instead be performed by Morgan Stanley Services, a wholly-owned subsidiary of Morgan Stanley Investment Advisors. Accordingly, the Administration Agreement between Morgan Stanley Investment Advisors and the Trust was terminated and a new Administration Agreement between the Administrator and the Trust was entered into. The foregoing internal reorganization did not result in any change of the management of the Trust's Administrator. The nature and scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust under the new Administration Agreement are identical to those of the previous Agreement. The term "Administrator" refers to Morgan

Stanley Investment Advisors prior to this reorganization and to Morgan Stanley Services after December 31, 1993. Morgan Stanley Distributors Inc. (the "Distributor" or "Morgan Stanley Distributors"), the Distributor of the Trust's Shares, is an affiliate of Morgan Stanley Investment Advisors and Morgan Stanley Services and a wholly-owned subsidiary of Morgan Stanley.

     In an earlier internal reorganization which took place in January 1993, investment company-related operations of Morgan Stanley DW Inc. ("Morgan Stanley DW") pursuant to which the administration activities that had been performed by Morgan Stanley DW's InterCapital Division were assumed by the then new company, Morgan Stanley Investment Advisors Inc., and the share distribution activities that had been performed by Morgan Stanley DW were assumed by a separate new company, Morgan Stanley Distributors. Morgan Stanley Investment Advisors refers to the InterCapital Division of Morgan Stanley DW prior to the internal reorganization and to Morgan Stanley Investment Advisors after the reorganization. This internal reorganization did not result in a change of management of the Administrator or Distributor.

     The Administration Agreement was initially approved by the Trustees on April 17, 1996, in connection with the reincorporation of Morgan Stanley Services in the State of Delaware. The Administration Agreement is substantially identical to the prior administration agreement, initially approved by the Trustees on October 10, 1989, by the Investment Adviser as the sole shareholder on November 20, 1989 and by the Trust's shareholders at a Meeting of Shareholders on June 19, 1991 (the "Prior Administration Agreement"). At their meeting held on October 30, 1992, the Trustees of the Trust, including all the Independent Trustees, approved the assumption by Morgan Stanley Investment Advisors of Morgan Stanley DW's rights and duties under the Prior Administration Agreement, which assumption took place upon the reorganization described above. The Administration Agreement may be terminated at any time, without penalty, on thirty days notice by the Trustees of the Trust, by the holders of a majority, as defined in the Investment Company Act, of the outstanding Shares of the Trust, or by the Administrator. The Administration Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company
Act).

     Under its terms, the new Administration Agreement with Morgan Stanley Services had an initial term ending April 30, 1997, and provides that it will continue from year to year thereafter, provided continuance of the Administration Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Trust, or by the Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meetings held on April 25, 2006, the Trust's Board of Trustees, including all of the Independent Trustees, approved continuation of the Administration Agreement until April 30, 2007.

INVESTMENT OBJECTIVE AND INVESTMENT RESTRICTIONS

     The Trust seeks to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its investment objective through investment primarily in senior collateralized loans to corporations, partnerships and other entities.

     The investment restrictions listed below have been adopted by the Trust as fundamental policies, which may not be changed without the vote of a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Trust. All other investment policies or practices, other than the Trust's investment policy with respect to Senior Loans, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio, except in the case of borrowings and investments in illiquid securities.

The Trust MAY NOT:

     1. Invest more than 25% of the Trust's total assets in the securities of any one issuer or, with respect to 50% of the Trust's total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust's total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer. For purposes of this restriction and restriction number two, the Trust will consider a Borrower to be the issuer of a Participation and, with respect to Participations under which the Trust does not have privity with the Borrower or would not have a direct cause of action against the Borrower in the event of its failure to pay scheduled principal or interest, the Trust will also separately meet the requirements contained in this investment restriction and consider each person interpositioned between the Borrower and the Trust to be an issuer of the Participation.

     2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry (the electric, gas, water and telephone utility industries will be treated as separate industries for purposes of this restriction); provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Trust will (once at least 80% of the Trust's assets are invested in Senior Loans) invest more than 25% and may invest up to 100% of its total assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. (See restriction number one for the definition of issuer for purposes of this restriction.)

     3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by
(i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

     4. Borrow money, except that the Trust may borrow money to the extent permitted by (i) the Investment Company Act, (ii) the rules or regulations promulgated by the Commission under the Investment Company Act, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act.

     5. Issue senior securities, except the Trust may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Trust may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

     7. Engage in the underwriting of securities, except to the extent the Trust may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Trust.

     8. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

     9. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.

     The Trust has adopted additional fundamental policies in relation to its repurchase offers, which similarly cannot be changed without the approval of the holders of a majority of the Trust's outstanding Shares. A description of these policies is provided in the Trust's Prospectus under the heading "Share Repurchases and Tenders."

     As a matter of operating policy, which may be changed by the Trust's Board of Trustees without shareholder vote, the Trust will not:

     1. Make short sales of securities, except short sales against the box.

     2. Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

     3. Write, purchase or sell puts, calls or combinations thereof, except for options on futures contracts or options on debt securities.

     The Trust generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Trust's investment objective. For example, the Trust may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Trust considers it advantageous to purchase or sell securities. The Trust anticipates that the annual portfolio turnover rate of the Trust will be less than 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Trust and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of the Trust must be derived from the sale of securities held by the Trust for less than three months. See "Taxation." The Trust's portfolio turnover rate for the fiscal year ended September 30, 2006 was 62%.

MANAGEMENT OF THE TRUST

A. BOARD OF TRUSTEES

     The Board of Trustees of the Trust oversees the management of the Trust but does not itself manage the Trust. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Trust's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Trust in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Trust consists of 12 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Eleven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Management Trustee") is affiliated with the Investment Adviser.

     The Independent Trustees of the Trust, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Trust Complex (defined below) overseen by each Independent Trustee (as of November 30, 2006) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).


                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND
                                                                                        COMPLEX
                           POSITION(S)   LENGTH OF                                    OVERSEEN BY
NAME, AGE AND ADDRESS OF    HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   INDEPENDENT       OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS               TRUSTEE          BY INDEPENDENT TRUSTEE
------------------------   -----------   ---------   ------------------------------   -----------   --------------------------------
Frank L. Bowman (62)       Trustee       Since       President and Chief Executive        168       Director of the National Energy
c/o Kramer Levin                         August      Officer of the Nuclear Energy                  Foundation, the U.S. Energy
Naftalis & Frankel LLP                   2006        Institute (policy                              Association, the American
Counsel to the                                       organization) (since February                  Council for Capital Formation
Independent Trustees                                 2005); Director or Trustee of                  and the Armed Services YMCA of
1177 Avenue of the                                   various Retail Funds and                       the USA.
Americas                                             Institutional Funds (since
New York, NY 10036                                   August 2006); formerly
                                                     variously, Admiral in the U.S.
                                                     Navy, Director of Naval
                                                     Nuclear Propulsion Program and
                                                     Deputy Administrator -- Naval
                                                     Reactors in the National
                                                     Nuclear Security
                                                     Administration at the U.S.
                                                     Department of Energy
                                                     (1996-2004). Honorary Knight
                                                     Commander of the Most
                                                     Excellent Order of the British
                                                     Empire.

----------

* This is the earliest date the Trustee began serving the Retail Funds or the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND
                                                                                        COMPLEX
                           POSITION(S)   LENGTH OF                                    OVERSEEN BY
NAME, AGE AND ADDRESS OF    HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   INDEPENDENT       OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS               TRUSTEE          BY INDEPENDENT TRUSTEE
------------------------   -----------   ---------   ------------------------------   -----------   --------------------------------
Michael Bozic (65)         Trustee       Since       Private investor; Chairperson        173       Director of various business
c/o Kramer Levin                         April       of the Valuation, Insurance                    organizations.
Naftalis & Frankel LLP                   1994        and Compliance Committee
Counsel to the                                       (since October 2006); Director
Independent Trustees                                 or Trustee of the Retail Funds
1177 Avenue of the                                   (since April 1994) and the
Americas                                             Institutional Funds (since
New York, NY 10036                                   July 2003); formerly
                                                     Chairperson of the Insurance
                                                     Committee (July 2006-September
                                                     2006); Vice Chairman of Kmart
                                                     Corporation (December
                                                     1998-October 2000), Chairman
                                                     and Chief Executive Officer of
                                                     Levitz Furniture Corporation
                                                     (November 1995-November 1998)
                                                     and President and Chief
                                                     Executive Officer of Hills
                                                     Department Stores (May
                                                     1991-July 1995); variously
                                                     Chairman, Chief Executive
                                                     Officer, President and Chief
                                                     Operating Officer (1987-1991)
                                                     of the Sears Merchandise Group
                                                     of Sears, Roebuck & Co.

Kathleen A. Dennis (53)    Trustee       Since       President, Cedarwood                 168       None.
c/o Kramer Levin                         August      Associates (mutual fund
Naftalis & Frankel LLP                   2006        consulting) (since July 2006);
Counsel to the                                       Chairperson of the Money
Independent Trustees                                 Market and Alternatives
1177 Avenue of the                                   Sub-Committee of the
Americas New York, NY                                Investment Committee (since
10036                                                October 2006) and Director or
                                                     Trustee of various Retail
                                                     Funds and Institutional Funds
                                                     (since August 2006); formerly,
                                                     Senior Managing Director of
                                                     Victory Capital Management
                                                     (1993-2006).

Edwin J. Garn (73)         Trustee       Since       Consultant; Director or              173       Director of Franklin Covey (time
1031 N. Chartwell Court                  January     Trustee of the Retail Funds                    management systems), BMW Bank of
Salt Lake City, UT 84103                 1993        (since January 1993) and the                   North America, Inc. (industrial
                                                     Institutional Funds (since                     loan corporation), Escrow Bank
                                                     July 2003); Member of the Utah                 USA (industrial loan
                                                     Regional Advisory Board of                     corporation), United Space
                                                     Pacific Corp. (utility                         Alliance (joint venture between
                                                     company); formerly Managing                    Lockheed Martin and the Boeing
                                                     Director of Summit Ventures                    Company) and Nuskin Asia Pacific
                                                     LLC (lobbying and consulting                   (multilevel marketing); member
                                                     firm) (2000-2004); United                      of the board of various civic
                                                     States Senator (R-Utah)                        and charitable organizations.
                                                     (1974-1992) and Chairman,
                                                     Senate Banking Committee
                                                     (1980-1986), Mayor of Salt
                                                     Lake City, Utah (1971-1974),
                                                     Astronaut, Space Shuttle
                                                     Discovery (April 12-19, 1985),
                                                     and Vice Chairman, Huntsman
                                                     Corporation (chemical
                                                     company).

Wayne E. Hedien (72)       Trustee       Since       Retired; Director or Trustee         173       Director of The PMI Group Inc.
c/o Kramer Levin                         September   of the Retail Funds (since                     (private mortgage insurance);
Naftalis & Frankel LLP                   1997        September 1997) and the                        Trustee and Vice Chairman of The
Counsel to the                                       Institutional Funds (since                     Field Museum of Natural History;
Independent Trustees                                 July 2003); formerly                           director of various other
1177 Avenue of the                                   associated with the Allstate                   business and charitable
Americas                                             Companies (1966-1994), most                    organizations.
New York, NY 10036                                   recently as Chairman of The
                                                     Allstate Corporation (March
                                                     1993-December 1994) and
                                                     Chairman and Chief Executive
                                                     Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).

----------

* This is the earliest date the Trustee began serving the Retail Funds the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND
                                                                                        COMPLEX
                           POSITION(S)   LENGTH OF                                    OVERSEEN BY
NAME, AGE AND ADDRESS OF    HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   INDEPENDENT       OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS**             TRUSTEE          BY INDEPENDENT TRUSTEE
------------------------   -----------   ---------   ------------------------------   -----------   --------------------------------
Dr. Manuel H. Johnson      Trustee       Since       Senior Partner, Johnson Smick        173       Director of NVR, Inc. (home
(57)                                     July 1991   International, Inc.,                           construction); Director of KFX
c/o Johnson Smick                                    (consulting firm); Chairperson                 Energy; Director of RBS
Group Inc.                                           of the Investment Committee                    Greenwich Capital Holdings
888 16th Street, N.W.                                (since October 2006) and                       (financial holding company).
Suite 740                                            Director or Trustee of the
Washington, D.C. 20006                               Retail Funds (since July 1991)
                                                     and the Institutional Funds
                                                     (since July 2003); Co-Chairman
                                                     and a founder of the Group of
                                                     Seven Council (G7C), (an
                                                     international economic
                                                     commission); formerly
                                                     Chairperson of the Audit
                                                     Committee (July 1991-September
                                                     2006); Vice Chairman of the
                                                     Board of Governors of the
                                                     Federal Reserve System and
                                                     Assistant Secretary of the
                                                     U.S. Treasury.

Joseph J. Kearns (64)      Trustee       Since       President, Kearns & Associates       174       Director of Electro Rent
c/o Kearns & Associates                  August      LLC (investment consulting);                   Corporation (equipment leasing),
LLC                                      2004        Chairperson of the Audit                       The Ford Family Foundation, and
PMB754                                               Committee (since October 2006)                 the UCLA Foundation.
Pacific Coast Highway                                and Director or Trustee of the
Malibu, CA 90265                                     Retail Funds (since July 2003)
                                                     and the Institutional Funds
                                                     (since August 1994); formerly,
                                                     deputy Chairperson of the
                                                     Audit Committee (July
                                                     2003-September 2006) and
                                                     Chairperson of the Audit
                                                     Committee of the Institutional
                                                     Funds (October 2001-July
                                                     2003); formerly CFO of the
                                                     J.Paul Getty Trust.

Michael F. Klein (48)      Trustee       Since       Chief Operating Officer and          168       Director of certain investment
c/o Kramer Levin                         August      Managing Director, Aetos                       funds managed or sponsored by
Naftalis & Frankel LLP                   2006        Capital, LLC (since March                      Aetos Capital, LLC.
Counsel to the                                       2000); Chairperson of the
Independent Trustees                                 Fixed-Income Sub-Committee of
1177 Avenue of the                                   the Investment Committee
Americas                                             (since October 2006) and
New York, NY 10036                                   Director or Trustee (since
                                                     August 2006) of various Retail
                                                     Funds and Institutional Funds;
                                                     formerly Managing Director,
                                                     Morgan Stanley & Co. Inc. and
                                                     Morgan Stanley Dean Witter
                                                     Investment Management,
                                                     President, Morgan Stanley
                                                     Institutional Funds (June
                                                     1998-March 2000); and
                                                     Principal, Morgan Stanley & Co
                                                     Inc. and Morgan Stanley Dean
                                                     Witter Investment Management
                                                     (August 1997-December 1999).

Michael E. Nugent (70)     Chairman of   Chairman    General Partner of Triumph           173       None.
c/o Triumph Capital, L.P.  the Board     of the      Capital, L.P., a private
445 Park Avenue            and Trustee   Boards      investment partnership;
New York, NY 10022                       since       Chairman of the Boards of the
                                         July 2006   Retail Funds and Institutional
                                         and         Funds (since July 2006),
                                         Trustee     Director or Trustee of the
                                         since       Retail Funds (since July 1991)
                                         July 1991   and the Institutional Funds
                                                     (since July 2001); formerly
                                                     Chairperson of the Insurance
                                                     Committee (until July 2006),
                                                     and Vice President, Bankers
                                                     Trust Company and BT Capital
                                                     Corporation (1984-1988).

----------

* This is the earliest date the Trustee began serving the Retail Funds and the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND
                                                                                        COMPLEX
                           POSITION(S)   LENGTH OF                                    OVERSEEN BY
NAME, AGE AND ADDRESS OF    HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   INDEPENDENT       OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS               TRUSTEE          BY INDEPENDENT TRUSTEE
------------------------   -----------   ---------   ------------------------------   -----------   --------------------------------
W. Allen Reed (59)         Trustee       Since       Chairperson of the Equity            168       Director of GMAC (financial
c/o Kramer Levin                         August      Sub-Committee of the                           services) and Temple-Inland
Naftalis & Frankel LLP                   2006        Investment Committee (since                    Industries (packaging, banking
Counsel to the                                       October 2006) and Director or                  and forest Products); member of
Independent Trustees                                 Trustee (since August 2006) of                 the Morgan Stanley Capital
1177 Avenue of the                                   various Retail Funds and                       International Editorial Board;
Americas                                             Institutional Funds; formerly                  Director of Legg Mason and
New York, NY 10036                                   President and CEO of General                   Director of various investment
                                                     Motors Asset Management;                       fund advisory boards.
                                                     Chairman and Chief Executive
                                                     Officer of the GM Trust Bank
                                                     and Corporate Vice President
                                                     of General Motors Corporation
                                                     (August 1994-December 2005).

Fergus Reid (74)           Trustee       Since       Chairman of Lumelite Plastics        174       Trustee and Director of certain
c/o Lumelite Plastics                    June        Corporation; Chairperson of                    investment companies in the
Corporation                              1992        the Governance Committee and                   JPMorgan Funds complex managed
85 Charles Colman Blvd.                              Director or Trustee of the                     by J.P. Morgan Investment
Pawling, NY 12564                                    Retail Funds (since July 2003)                 Management Inc.
                                                     and the Institutional Funds
                                                     (since June 1992).

----------

* This is the earliest date the Trustee began serving the Retail Funds and the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

     The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Trust, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of November 30, 2006) and the other directorships, if any, held by the Interested Trustee, are shown below.


                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND
                                                                                        COMPLEX
                           POSITION(S)   LENGTH OF                                    OVERSEEN BY
NAME, AGE AND ADDRESS OF    HELD WITH       TIME     PRINCIPAL OCCUPATION(S) DURING    INTERESTED       OTHER DIRECTORSHIPS HELD
   INTERESTED TRUSTEE       REGISTRANT    SERVED*              PAST 5 YEARS             TRUSTEE           BY INTERESTED TRUSTEE
------------------------   -----------   ---------   ------------------------------   -----------   --------------------------------
James F. Higgins (58)      Trustee       Since       Director or Trustee of the           173       Director of AXA Financial, Inc.
c/o Morgan Stanley Trust                 June        Retail Funds (since June 2000)                 and the Equitable Life Assurance
Harborside Financial                     2000        and the Institutional Funds                    Society of the United States
Center,                                              (since July 2003); Senior                      financial services).
Plaza Two,                                           Advisor of Morgan Stanley
Jersey City, NJ 07311                                (since August 2000).

----------

* This is the earliest date the Trustee began serving the Retail Funds and the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

                                  POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME                   PRINCIPAL OCCUPATION(S) DURING
            OFFICER               REGISTRANT           SERVED*                        PAST 5 YEARS
-----------------------------   --------------   --------------------   -------------------------------------------
Ronald E. Robison (67)          President and    President since        President (since September 2005) and
1221 Avenue of the Americas     Principal        September 2005 and     Principal Executive Officer (since May
New York, NY 10020              Executive        Principal Executive    2003) of funds in the Fund Complex;
                                Officer          Officer since          President (since September 2005) and
                                                 May 2003               Principal Executive Officer (since May
                                                                        2003) of the Van Kampen Funds; Managing
                                                                        Director, Director and/or Officer of the
                                                                        Investment Adviser and various entities
                                                                        affiliated with the Investment Adviser;
                                                                        Director of Morgan Stanley SICAV (since May
                                                                        2004). Formerly, Executive Vice President
                                                                        (July 2003 to September 2005) of funds in
                                                                        the Fund Complex and the Van Kampen Funds;
                                                                        President and Director of the Institutional
                                                                        Funds (March 2001 to July 2003); Chief
                                                                        Administrative Officer of the Investment
                                                                        Adviser.; Chief Administrative Officer of
                                                                        Morgan Stanley Services Company Inc.

J. David Germany (52)           Vice President   Since February 2006    Managing Director and (since December 2005)
Morgan Stanley                                                          Chief Investment Officer -- Global Fixed
Investment Management                                                   Income of Morgan Stanley Investment
Limited 25 Cabot Square                                                 Management; Managing Director and Director
Canary Wharf,                                                           of Morgan Stanley Investment Management
London, United Kingdom E144QA                                           Limited; Vice President of the Retail and
                                                                        Institutional Funds (since February 2006).

Dennis F. Shea (53)             Vice President   Since February 2006    Managing Director and (since February 2006)
1221 Avenue of the Americas                                             Chief Investment Officer -- Global Equity
New York, NY 10020                                                      of Morgan Stanley Investment Management;
                                                                        Vice President of the Retail and
                                                                        Institutional Funds (since February 2006).
                                                                        Formerly, Managing Director and Director of
                                                                        Global Equity Research at Morgan Stanley.

Barry Fink (51)                 Vice President   Since February 1997    Managing Director and General Counsel of
1221 Avenue of the Americas                                             Morgan Stanley Investment Management;
New York, NY 10020                                                      Managing Director of the Investment Adviser
                                                                        and various entities affiliated with the
                                                                        Investment Adviser; Vice President of the
                                                                        Retail Funds and (since July 2003) the
                                                                        Institutional Funds. Formerly, Secretary,
                                                                        General Counsel and/or Director of the
                                                                        Investment Adviser and various entities
                                                                        affiliated with the Investment Adviser;
                                                                        Secretary and General Counsel of the Retail
                                                                        Funds.

Amy R. Doberman (44)            Vice President   Since July 2004        Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                             Investment Management of Morgan Stanley
New York, NY 10020                                                      Investment Management (since July 2004);
                                                                        Vice President of the Retail Funds and the
                                                                        Institutional Funds (since July 2004); Vice
                                                                        President of the Van Kampen Funds (since
                                                                        August 2004); Secretary (since February
                                                                        2006) and Managing Director (since July
                                                                        2004) of the Investment Adviser and various
                                                                        entities affiliated with the Investment
                                                                        Adviser. Formerly, Managing Director and
                                                                        General Counsel -- Americas, UBS Global
                                                                        Asset Management (July 2000 to July 2004).

Carsten Otto (43)               Chief            Since October 2004     Managing Director and U.S. Director of
1221 Avenue of the Americas     Compliance                              Compliance for Morgan Stanley Investment
New York, NY 10020              Officer                                 Management (since October 2004); Managing
                                                                        Director and Chief Compliance Officer of
                                                                        Morgan Stanley Investment Management.
                                                                        Formerly, Assistant Secretary and Assistant
                                                                        General Counsel of the Morgan Stanley
                                                                        Retail Funds.

Stefanie V. Chang Yu (40)       Vice President   Since December 1997    Executive Director of the Investment
1221 Avenue of the Americas                                             Adviser and various entities affiliated
New York, NY 10020                                                      with the Investment Adviser; Vice President
                                                                        of the Retail Funds (since July 2003) and
                                                                        the Institutional Funds (since December
                                                                        1997). Formerly, Secretary of various
                                                                        entities affiliated with the Investment
                                                                        Adviser.

----------

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                  POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME                   PRINCIPAL OCCUPATION(S) DURING
            OFFICER               REGISTRANT           SERVED*                        PAST 5 YEARS
-----------------------------   --------------   --------------------   -------------------------------------------
Francis J. Smith (41)           Treasurer and    Treasurer since        Executive Director of the Investment
c/o Morgan Stanley Trust        Chief            July 2003 and Chief    Adviser and various entities affiliated
Harborside Financial Center     Financial        Financial Officer      with the Investment Adviser; Treasurer and
Plaza Two                       Officer          since September 2002   Chief Financial Officer of the Retail Funds
Jersey City, NJ 07311                                                   (since July 2003). Formerly, Vice President
                                                                        of the Retail Funds (September 2002 to July
                                                                        2003).

Howard Tiffen (57)              Vice President   Officer since 2000     Managing Director of the Adviser and Van Kampen
1 Parkview Plaza                                                        Advisors Inc. Vice President of the senior loan funds
P.O. Box 5555                                                           advised by the Adviser. Prior to 1999, senior portfolio
Oakbrook Terrace, IL 60181                                              manager for Pilgrim Investments. Associate of the
                                                                        Chartered Institute of Bankers and a member of the
                                                                        Economic Club of Chicago.


Mary E. Mullin (39)             Secretary        Since June 1999        Executive Director of the Investment
1221 Avenue of the Americas                                             Adviser and various entities affiliated
New York, NY 10020                                                      with the Investment Adviser; Secretary of
                                                                        the Retail Funds (since July 2003) and the
                                                                        Institutional Funds (since June 1999).

----------

* This is the earliest date the Officer began serving the Retail Funds and the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Trust: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is set forth in the table below. Ms. Dennis and Messrs. Bowman, Klein and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2005.


                         DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                         SECURITIES IN THE TRUST     ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
   NAME OF TRUSTEE      (AS OF DECEMBER 31, 2005)    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
---------------------   -------------------------   ----------------------------------------------
INDEPENDENT:

Frank L. Bowman                    None                              None
Michael Bozic                      None                              over $100,000
Kathleen A. Dennis                 None                              None
Edwin J. Garn                      None                              over $100,000
Wayne E. Hedien                    None                              over $100,000
Dr. Manuel H. Johnson              None                              over $100,000
Joseph J. Kearns(1)                None                              over $100,000
Michael E. Klein                   None                              None
Michael E. Nugent                  None                              over $100,000
W. Allen Reed                      None                              $10,001-$50,000
Fergus Reid(1)                     None                              over $100,000

INTERESTED:
James F. Higgins                   None                              over $100,000

----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on the Trust's primary areas of investment, namely equities, fixed-income and alternatives, as detailed below. Five of the Independent Trustees serve as members of the Audit Committee, four Independent Trustees serve as members of the Governance Committee, three Trustees, including two Independent Trustees, serve as members of the Valuation, Insurance and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Trust has adopted a formal, written Audit Committee Charter. During the Trust's fiscal year ended September 30, 2006, the Audit Committee held nine meetings.

     The members of the Audit Committee of the Trust are Frank L. Bowman, Wayne
E. Hedien, Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Trust's Audit Committee is an interested person, as defined under the Investment Company Act, of the Trust (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Trust under the listing standards of the New York Stock Exchange, Inc. (NYSE). The Chairperson of the Audit Committee of the Trust is Joseph J. Kearns.

     The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust's Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust's Independent Trustees as candidates for election as Independent Trustees, advises the Trust's Board with respect to Board composition, procedures and committees, develops and recommends to the Trust's Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Trust are currently Kathleen A. Dennis, Edwin J. Garn, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is

Fergus Reid. During the Trust's fiscal year ended September 30, 2005, the Governance Committee held two meetings.

     The Trust does not have a separate nominating committee. While the Trust's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Trust. Persons recommended by the Trust's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

     The Board has formed a Valuation, Insurance and Compliance Committee to oversee the compliance function, review the valuation process, address insurance coverage and oversee the compliance function for the Trust and the Board. The Valuation, Insurance and Compliance Committee currently consists of Michael Bozic, Manuel H. Johnson and James F. Higgins. Michael Bozic and Manuel H. Johnson are Independent Trustees. Michael Bozic is the Chairperson of the Valuation, Insurance and Compliance Committee. The Valuation, Insurance and Compliance Committee was formed in October 2006.

     The Investment Committee oversees the portfolio investment process for and reviews the performance of the Trust. The Investment Committee also recommends to the Board to approve or renew the Trust's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank
L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael
E. Nugent, Fergus Reid and W. Allen Reed. Manuel H. Johnson is the Chairperson of the Investment Committee.

     The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows:

     (1) Equity - W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

     (2) Fixed-Income - Michael F. Klein (Chairperson), Fergus Reid, Edwin J. Garn and Michael Bozic.

     (3) Money Market and Alternatives - Kathleen A. Dennis (Chairperson), James
F. Higgins, Joseph J. Kearns and Wayne E. Hedien.

     The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006.

     There were nine meetings of the Board of Trustees of the Trust held during the fiscal year ended September 30, 2006. The Independent Trustees of the Trust also met three times during that time, in addition to the nine meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust. The Insurance Committee currently consists of Messrs. Bozic, Fiumefreddo, Hedien and Nugent. Messrs. Hedien, Bozic and Nugent are Independent Trustees. During the Trust's fiscal year ended September 30, 2006, the Insurance Committee held two meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Trust's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Trust's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Trust's Board of Trustees. Shareholders should send communications intended for the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the Funds.

     Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Mr. Charles A. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Mr. Michael E. Nugent. Prior to July 1, 2006, Mr. Charles A. Fiumefreddo received an annual retainer fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Mr. Michael
E. Nugent receives a total annual retainer fee of $360,000 for his services as Chairman.

     The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trust who are employed by the Investment

Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

     Effective April 1, 2004, the Trust began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation payable to each of the Trust's Trustees from the Trust for the fiscal year ended September 30, 2006 and the aggregate compensation payable to each of the Trust's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005. During the relevant period, the Fund had three Committees: the Audit Committee, Governance Committee and Insurance Committee. The structure and membership of the Committees have changed since December 31, 2005. Therefore, Committees referenced in the footnotes to the compensation table in this section may no longer exist, and/or the Trustees may no longer serve on the Committees noted in the footnotes to the table.

                                  COMPENSATION

                                                      NUMBER OF
                                                  PORTFOLIOS IN THE
                                                     FUND COMPLEX         TOTAL
                                      TOTAL         FROM WHICH THE     COMPENSATION
                                  COMPENSATION     TRUSTEE RECEIVED   FROM THE FUND
NAME OF INDEPENDENT TRUSTEES*:   FROM THE TRUST    COMPENSATION(6)      COMPLEX(6)
------------------------------   --------------   -----------------   -------------
Frank L. Bowman                      $  619                0             $      0
Michael Bozic(1)(3)                   1,517              170              180,000
Kathleen A. Dennis                      850                0                    0
Edwin J. Garn(1)(3)                   1,395              170              178,000
Wayne E. Hedien(1)(2)                 1,395              170              180,000
Dr. Manuel H. Johnson(1)              1,860              170              240,000
Joseph J. Kearns(1)(4)                1,721              171              217,000
Michael F. Klein                        850                0                    0
Michael E. Nugent(1)(2)(5)            2,237              170              210,000
W. Allen Reed                           850                0                    0
Fergus Reid(1)(3)                     1,627              171              215,000

NAME OF INTERESTED TRUSTEE:
---------------------------
James F. Higgins                          0              170                    0

----------

(1) Member of the Audit Committee. Dr. Johnson was the Chairman of the Audit Committee and Mr. Kearns was the Deputy Chairman of the Audit Committee during the relevant period.

(2) Member of the Insurance Committee. Mr. Bozic was the Chairperson of the Insurance Committee. Prior to July 1, 2006, Mr. Nugent was the Chairperson of the Insurance Committee during the relevant period.

(3) Member of the Governance Committee. Mr. Reid was the Chairman of the Governance Committee during the relevant period.

(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.

(5) As of July 1, 2006, Mr. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and Institutional Funds and was succeeded by Mr. Nugent. As a result, Mr. Nugent receives the annual fee for this services as Chairman of the Boards of the Retail Funds and the Institutional Funds from that date.

(6) Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Trust, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees from the Trust as of September 30, 2006 and from the Adopting Funds for each calendar year following retirement. Only the Trustees below participated in the retirement program.

                               RETIREMENT BENEFITS ACCRUED   ESTIMATED ANNUAL BENEFITS UPON
NAME OF INDEPENDENT TRUSTEE:         AS FUND EXPENSES                 RETIREMENT(1)
----------------------------   ---------------------------   ------------------------------
                                BY THE    BY ALL ADOPTING     FROM THE   FROM ALL ADOPTING
                                 TRUST          FUNDS          TRUST            FUNDS
                               --------   ----------------   ---------   -----------------
Michael Bozic                   $ 398         $ 19,439         $  967         $46,871
Edwin J. Garn                    (222)(2)      (10,738)(2)        961          46,917
Wayne E. Hedien                   294           37,860            823          40,020
Dr. Manuel H. Johnson             396           19,701          1,420          68,630
Michael E. Nugent                 696           35,471          1,269          61,377

----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2) Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense had been overaccrued.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     No persons owned 5% or more of the Shares of the Trust as of December 7, 2006.

     As of the date of this Statement of Additional Information, the aggregate number of Shares of beneficial interest of the Trust owned by the Trust's Officers and Trustees as a group was less than 1% of the Trust's Shares of beneficial interest outstanding.

PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell interests in Senior Loans and other securities and effect hedging transactions for the Trust, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. With respect to interests in Senior Loans, the Trust generally will engage in privately negotiated transactions for their purchase or sale in which the Investment Adviser will negotiate on behalf of the Trust. The Trust may be required to pay fees, or forgo a portion of interest and any fees payable to the Trust, to the Selling Participant or the entity selling an Assignment to the Trust. The Investment Adviser will determine the Lenders and Selling Participants from whom the Trust will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. The secondary market for interests in Senior Loans is relatively illiquid. Although the Trust intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, such illiquidity may restrict the ability of the Investment Adviser to locate in a timely manner persons willing to purchase the Trust's interests in Senior Loans at a fair price should the Trust desire to sell such interests. See "Investment Objective and Policies."

     With respect to portfolio securities other than Senior Loans, the Trust expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Such securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. The Trust also expects that securities will be purchased at times in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. For the fiscal years ended September 30, 2004, 2005 and 2006, the Trust paid a total of $34,800, $39,751 and $16,823, respectively, in brokerage commissions.

     The policy of the Trust regarding purchases and sales of Senior Loans and securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. In seeking to implement the Trust's policies, the Investment Adviser will effect transactions with those banks, brokers and dealers which the Investment Adviser believes provide the most favorable prices and who are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one bank, broker or dealer, it may give consideration to placing portfolio transactions with those banks, brokers and dealers who also furnish research and other services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     The information and services received by the Investment Adviser from banks, brokers and dealers may be of benefit to the Investment Adviser and its affiliates in the management of other accounts and may not in all cases benefit the Trust directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Adviser and thus reduce its expenses, it is of indeterminable value and the advisory fee paid to the Investment Adviser is not reduced by any amount that may be attributable to the value of such services.

     Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. Incorporated and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested" persons of the Trust, as defined in the Investment Company Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Trust's Shares is determined by calculating the total value of the Trust's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed as of 4:00 p.m. Eastern time on each business day on which the New York Stock Exchange is open for trading (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). The Trust reserves the right to calculate the net asset value more frequently if deemed desirable.

     Senior Loans are valued based on quotations received from an independent pricing service. Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available. All other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust.

     The value of the Trust's equity portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Trust's net asset value will reflect certain portfolio securities' fair value rather than their market price.

TAXATION

     Because the Trust intends to distribute all or substantially all of its net investment income and capital gains to shareholders during its taxable year and intends to otherwise comply with the requirements for qualification and taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), it is not expected that the Trust will be required to pay any federal income tax on its income and capital gains. If, however, any such net investment income or capital gains are retained, the Trust will pay federal income tax (and possibly an excise tax) thereon. In the case of retained capital gains, the Trust may make an election pursuant to which shareholders would have to include such retained gains in their income but would be able to claim their share of the tax paid by the Trust as a credit against their individual federal income tax.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end basis, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If the Trust pays a dividend in January which was declared in the previous calendar quarter to shareholders of record on a date in such calendar quarter, then such dividend or distribution will be treated for tax purposes as received by the shareholders on December 31 of the previous year.

     Shareholders will normally be subject to federal income taxes, and any state and/or local income taxes, on the dividends and distributions they receive from the Trust. Such dividends and distributions, to the extent they are derived from net investment income or short-term capital gains, are generally taxable to the shareholders as ordinary income regardless of whether the shareholder receives such distributions in additional Shares or in cash. It is not expected that any portion of such dividends and distributions will be eligible for the corporate dividends received deduction. Under current law, income dividends received by an individual shareholder may be taxed at the same rate as long-term capital gains. However, the Trust does not expect a significant portion of its dividends will be eligible for these reduced rates. Even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to the shareholders as long-term capital gains regardless of how long a shareholder has held the Trust's Shares and regardless of whether the distribution is received in additional Shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate Shareholders is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

     Shareholders will normally be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of their shares. A holder of Shares who either sells his or her Shares or, pursuant to a tender offer, tenders all Shares owned by such shareholder and any Shares considered owned by such shareholder under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the Shares. Such gain or loss will generally be treated as capital gain or loss and will be long-term capital gain or loss if the Shares are held for more than one year. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2011. The ability to deduct capital losses may be limited under the Code.

     If a tendering holder of Shares tenders less than all Shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a payment in exchange for stock, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Trust's earnings and profits and the shareholder's basis in the tendered Shares. Also, if some tendering holders of Shares receive taxable dividends, there is a risk that non-tendering holders of Shares may be deemed to have received a distribution which may be a taxable dividend in whole or in part.

     Any dividend or capital gains distribution received by a shareholder from an investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the Shares should be reduced below a shareholder's cost as a result of the distribution of realized long-term capital gains, such distribution would be in part an economic return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Shares immediately prior to a distribution record date.

     Special tax rules may change the normal treatment of gains and losses recognized by the Trust when the Trust invests options, futures transactions, and interest rate swaps. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Trust.

     After the end of each calendar year, shareholders will receive information on their dividends and capital gains distributions for tax purposes. Shareholders who receive distributions of Shares which are automatically reinvested will generally be viewed as receiving a cash distribution equal to the fair market value of such Shares.

     To avoid being subject to 28% federal backup withholding on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' social security or taxpayer identification numbers must be furnished and certified as to their accuracy. Any withheld amount would be sent to the IRS as an advance tax payment and may be refundable, provided that the required information is timely furnished to the IRS.

     Ordinary income dividends and distributions paid by the Trust to shareholders who are non-resident aliens will generally be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under current law, dividends paid by the Trust to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Trust as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. The Trust is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Trust as "interest-related dividends" or "short-term capital gains dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Trust will withhold these amounts regardless of the fact that it is not required to do so. In addition, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Internal Revenue Code (including gains on the sale or exchange of shares in certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. These provisions generally would apply to distributions with respect to taxable years of the Trust beginning before January 1, 2008. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     The after-tax returns of the Trust may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The above discussion is only a brief summary of some of the significant tax consequences of investing in the Trust. Shareholders should consult their tax advisors regarding specific questions as to state or local taxes and as to the applicability of the foregoing to their current federal tax situation.

DESCRIPTION OF SHARES

GENERAL

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of beneficial interest, of $.01 par value ("Shares"). Share certificates will be issued to the holder of record of Shares upon request. Currently, Shares will be required to be held of record by the investor. The investor's broker may not be reflected as the record holder; however, arrangements for Shares to be held in "street name" may be implemented in the future.

     Shareholders are entitled to one vote for each Share held and to vote on matters submitted to meetings of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of at least a majority of its Shares represented in person or by proxy at a meeting at which a quorum is present or by written consent without a meeting. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. Shares have no preemptive or conversion rights and when issued are fully paid and non-assessable.

     The Trust's Declaration of Trust permits the Trustees to divide or combine the Shares into a greater or lesser number of Shares without thereby changing the proportionate beneficial interests in the Trust. Each Share represents an equal proportionate interest in the Trust with each other Share.

     The Trust may be terminated (i) by the affirmative vote of the holders of 66% of its outstanding Shares or (ii) by an instrument signed by a majority of the Trustees and consented to by the holders of two-thirds of the Trust's outstanding Shares. Upon termination of the Trust, the Trustees will wind up the affairs of the Trust, the Trust's business will be liquidated and the Trust's net assets will be distributed to the Trust's shareholders on a pro rata basis. If not so terminated, the Trust will continue indefinitely.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust documents include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the nature of the Trust's assets and operations, the possibility of the Trust being unable to meet its obligations is remote. Given the above limitations on shareholders' personal liability and the Trust's ability to meet its indemnification obligations, in the opinion of Massachusetts counsel to the Trust, the risk to Trust shareholders of personal liability is remote.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. Accordingly, the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ANTI-TAKEOVER PROVISIONS


     The Trust presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of the Trust, to cause it to engage in certain transactions or to modify its structure. A Trustee may be removed from office by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least 66% of the Shares. In addition, the affirmative vote or consent of the holders of 66% of the Shares of the Trust is required to authorize the conversion of the Trust from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:


     (i) merger or consolidation of the Trust with or into any other corporation, association, trust or other organization;

     (ii) issuance of any securities of the Trust to any person or entity for cash;

     (iii) sale, lease or exchange of all or any substantial part of the assets of the Trust, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period); or

     (iv) sale, lease or exchange to the Trust, in exchange for securities of the Trust, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period)


     if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust. However, such 66% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction, in which case, with respect to (i) and (iii) above, a majority shareholder vote or consent will be required, and, with respect to (ii) and (iv) above, a shareholder vote or consent would be required.


     The foregoing provisions will make more difficult a change in the Trust's management, or consummation of the foregoing transactions without the Trustee's approval, and would, in the event a secondary market were to develop in the Shares, have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's management. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

YIELD INFORMATION

     The Trust may, from time to time, publish its yield. The yield on Trust Shares normally will fluctuate. Therefore, the yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its Shares. The Trust's yield is affected by changes in prevailing interest rates, average portfolio maturity and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

     The yield of the Trust is computed by dividing the Trust's net investment income over a 30-day period by an average value (using the average number of Shares entitled to receive dividends and the net asset value per Share at the end of the period), all in accordance with the standardized yield formula prescribed by the SEC for open-end investment companies. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Trust's yield. For the 30-day period ended September 30, 2006, the Trust's yield, calculated pursuant to this formula, was 6.98%.

     On occasion, the Trust may compare its yield to (i) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (ii) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (iii) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iv) yield data published by Lipper Analytical Services, Inc., or (v) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Trust may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

REPORTS TO SHAREHOLDERS

     The Trust will send to shareholders semi-annual reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent auditors, together with their report thereon, will be sent to shareholders each year.

LEGAL COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Trust's legal counsel.

EXPERTS

     The September 30, 2006, financial statements of the Trust, incorporated by reference herein, have been so incorporated in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Trust, to Morgan Stanley DWand certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Trust shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Trust shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Trust. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Trust and/or some or all other Morgan Stanley Funds), amounts of assets invested by the Intermediary's customers (which could include current or aged assets of the Trust and/or some or all other Morgan Stanley Funds), the Trust's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

     On sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Mutual Fund Network:

     - The Investment Adviser compensates the Distributor at a rate of 2.75% of the purchase price of Shares purchased from the Trust. The Distributor may reallow to dealers 2.5% of the purchase price of Shares of the Trust purchased by such dealers. If such Shares remain outstanding after one year from the date of their initial purchase, the Investment Adviser currently intends to compensate the Distributor at an annual rate equal to 0.10% of the net asset value of the Shares sold and remaining outstanding. Such 0.10% fee will begin accruing after one year from the date of the initial purchase of the Shares.

     -    An amount equal to 0.11% of gross sales of Trust shares; and

     - An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Trust shares in excess of $9 billion.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Trust over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Trust. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Trust shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

ADDITIONAL INFORMATION

TRUST MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of September 30, 2006:

     Howard Tiffen managed six mutual funds with a total of approximately $5.8 billion in assets; no pooled investment vehicles other than mutual funds; and two other accounts with a total of approximately $493.9 million in assets.

     Jinny Kim managed one mutual fund with a total of approximately $1.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance based fee accounts over the Trust. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

     Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     -    Cash Bonus.

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Trust.

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Trust, the Trust's investment performance is measured against appropriate rankings or ratings prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor Trust performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three-and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

     -    Contribution to the business objectives of the Investment Adviser.

     -    The dollar amount of assets managed by the portfolio manager.

     -    Market compensation survey research by independent third parties.

     -    Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of September 30, 2006, Mr. Tiffen and Ms. Kim did not own any shares in the Trust.

CODE OF ETHICS

     The Trust, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Trust, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions. The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site http://www.sec.gov; or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Trust is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM"). The following is a summary of MSIM's Proxy Voting Policy ("Proxy Policy").

     MSIM uses its best efforts to vote proxies on securities held in the Trust as part of its authority to manage, acquire and dispose of Trust assets. In this regard, MSIM has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions


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

warrant. The Proxy Policy provides that MSIM will vote proxies in the best interest of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that MSIM will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. MSIM may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     -    Generally, routine proposals will be voted in support of management.

     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - MSIM will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     - MSIM will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), notwithstanding management support.

     - MSIM will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     - MSIM will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

     - MSIM will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question.

THIRD PARTIES

     To assist in its responsibility for voting proxies, MSIM may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to MSIM by the Research Providers include in-depth research, global issuer analysis and voting recommendations. While MSIM may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, Institutional Shareholders Services provides vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Trust's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/funds. The Trust's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

SHAREHOLDER INQUIRIES

     All inquiries regarding the Trust should be directed to the Trust at the telephone number or address set forth on the front cover of the Prospectus.

     The Prospectus does not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the Rules and Regulations of the SEC. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

APPENDIX A DESCRIPTION OF SECURITIES RATINGS

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

                          LONG-TERM OBLIGATION RATINGS

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

                      MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                             SHORT-TERM DEBT RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                            DEMAND OBLIGATION RATINGS

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

                               SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

     STANDARD & POOR'S A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

                         ISSUE CREDIT RATING DEFINITIONS

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, in as much as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper.

     Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

          - Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          -    Nature of and provisions of the obligation;

          - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B,  Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having
CCC,    significant speculative  characteristics. "BB" indicates the least
CC,     degree of speculation and "C" the highest. While such  obligations and C will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse busi-


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        ness, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus or (-) sign to show relative standing within the major rating categories.

minus (-)

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                         SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1 A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.


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C    A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                    LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


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